1933 Act Registration File No. 333-183994
1940 Act File No. 811-22750

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.	2	[	X	]
Post-Effective Amendment No.		[		]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	2	[	X	]

(Check appropriate box or boxes.)

USFS FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

11270 West Park Place, Suite 1025
Milwaukee, Wisconsin 53224
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (877) 299-8737

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Copy to:
Christopher M. Cahlamer, Esq.
Godfrey & Kahn S.C.
780 North Water Street
Milwaukee, Wisconsin 53202-3590

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

USFS Funds Trust
USFS Funds

USFS Funds Limited Duration Government Fund
Ticker Symbol: USLDX

USFS Funds Tactical Asset Allocation Fund
Ticker Symbol: USFSX

Prospectus March 28, 2013

Investment Adviser:
Pennant Management, Inc.

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

ABOUT THIS PROSPECTUS

This prospectus has been arranged into different sections so that you can easily review this important information.  For detailed information about each Fund, please see:

Table of Contents - Prospectus

USFS Funds Limited Duration Government Fund

Investment Objective

The investment objective of the USFS Funds Limited Duration Government Fund (the “Fund”) is to seek a high level of current income consistent with the preservation of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.41%
Other Expenses1	0.54%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses2	0.96%
Less Fee Waiver and/or Expense Reimbursement	(0.20%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement3	0.76%
1 The expense information in the table has been revised to reflect current fees pursuant to contracts entered into with the new service providers to the Fund for administrative, fund accounting, custodial, distribution and transfer agency services.

2 Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

3 The Fund’s investment adviser, Pennant Management, Inc. (“Pennant” or the “Adviser”), has agreed to waive its management fees and/or reimburse expenses of the Fund until at least March 28, 2015 to ensure that Total Annual Fund Operating Expenses (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions and extraordinary expenses) do not exceed 0.75% of the Fund’s average net assets. The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the Fund’s expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$265	$491	$1,140

Table of Contents - Prospectus
1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 373% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its assets in bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. Government or one of its agencies or instrumentalities, including various U.S. government sponsored enterprises (collectively, “U.S. Government securities”) and repurchase agreements collateralized by such securities. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund may invest up to 20% of its assets in corporate bonds that are or become irrevocably or permanently guaranteed by the U.S. Government or its agencies or its instrumentalities, and such investments will count towards the Fund’s 80% investment policy. The Fund may also invest in money market funds that invest at least 80% of their net assets in U.S. Government securities. In addition, the Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”), including certificates of deposit and other time deposits issued by foreign branches of FDIC insured banks. The Fund may also invest in mortgage-backed securities and asset-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Asset-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include securities issued pursuant to programs sponsored by U.S. Government agencies or instrumentalities, such as the U.S. Small Business Administration and the U.S. Department of Agriculture, that represent interests in specific small business or agricultural loans, or pools of loans. The Fund may invest a substantial amount of its assets in securities issued by the U.S. Small Business Administration, which represent interests in specific small business loans or pools of loans. The Fund may purchase both existing securities and securities on a when-issued basis.

Under normal circumstances, the Fund seeks to maintain a portfolio with a target average weighted duration between 1 and 3 years. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. To achieve the flexible implementation of this target duration range, the Fund does not restrict its minimum or maximum maturity.

The Adviser intends to vary the quality, sector and maturity of the eligible securities selected for the Fund based upon the Adviser’s analysis of financial market conditions and the outlook for the U.S. economy. The eligible securities selected by the Adviser for the Fund may also have differing interest rate components including fixed interest payments, variable interest payments or interest payments that are adjusted periodically. The Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market by grouping bonds by duration and into sectors. The Adviser expects that under normal circumstances, the percentage of the Fund’s total assets that will be invested in U.S. Government securities will generally be 100%.

The Fund intends to be eligible for investment by federal savings associations, federal credit unions and certain national banks and, therefore, will invest in U.S. Government securities that are eligible, without limitation, for investment by these institutions. Such institutions may be subject to risk-based capital regulations, and accordingly, the Fund does not intend to make any investments that would be deemed under such regulations then in effect as having a risk-based weighting in excess of 20%.

Table of Contents - Prospectus
2

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment in the Fund could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Fixed Income Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile. Fixed income securities are also subject to credit risk. Credit risk includes the possibility that an issuer may fail to make timely payments of interest or principal.

U.S. Government Agency Securities Risk — U.S. Government securities are not guaranteed against price movement and may decrease in value. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities or government sponsored enterprises, including, for example, pass-through certificates issued by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or government sponsored enterprise, while other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government agencies and government sponsored enterprises, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. Other obligations are backed solely by the government sponsored enterprise’s own resources. As a result, investments in securities issued by U.S. government sponsored enterprises that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities Risk — While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.

Portfolio Turnover Risk — The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains taxable to shareholders at ordinary income rates) realized by the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance and an index that tracks the performance of U.S. dollar denominated U.S. Treasury and non-subordinated U.S. agency debt issued in the U.S. domestic market with a remaining term to final maturity of less than three years. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-877-299-USFS (8737).

Table of Contents - Prospectus
3

The Fund is the successor to the USFS Funds Limited Duration Government Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Limited Duration Fund”), as a result of the reorganization of the Predecessor Limited Duration Fund into the Fund on March 28, 2013. Accordingly, the performance shown in the bar chart and performance table for periods from December 14, 2009 to March 28, 2013 represents the performance of the Predecessor Limited Duration Fund. The Predecessor Limited Duration Fund was also advised by the Adviser and had the same investment objective and strategies as the Fund.

The Predecessor Limited Duration Fund was the successor to the Accessor Limited Duration U.S. Government Fund, a series of Forward Funds (the “2009 Limited Duration Fund”), as a result of the reorganization of the 2009 Limited Duration Fund into the Predecessor Limited Duration Fund on December 14, 2009. Accordingly, the performance shown in the bar chart and performance table for periods prior to December 14, 2009 represents the performance of the 2009 Limited Duration Fund. The expenses of the 2009 Limited Duration Fund were lower than the expenses of the Predecessor Limited Duration Fund. Had the expenses of the Predecessor Limited Duration Fund been reflected, performance would have been lower.

During the periods shown in the chart, the Fund’s highest return for a quarter was 2.15% (quarter ended March 31, 2008) and the lowest return for a quarter was -0.67% (quarter ended December 31, 2010).

Average Annual Total Returns for Periods Ended

December 31, 2012

	1 Year	5 Years	Since Inception (7/6/04)
Return Before Taxes	0.74%	1.96%	2.68%
Return After Taxes on Distributions	0.54%	1.30%	1.79%
Return After Taxes on Distributions and Sale of Fund Shares	0.48%	1.31%	1.78%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	0.43%	2.32%	2.96%
BofA Merrill Lynch 1-3 Year U.S. Treasury/Agency Index (reflects no deduction for fees, expenses, or taxes)	0.51%	2.45%	3.09%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Table of Contents - Prospectus
4

The BofA Merrill Lynch 1-3 Year U.S. Treasury/Agency Index (the “Treasury/Agency Index”) is an index that tracks the performance of U.S. dollar denominated U.S. Treasury and non-subordinated U.S. agency debt issued in the U.S. domestic market with a remaining term to final maturity of less than three years. The information provided for the Treasury/Agency Index shows how the Fund’s performance compares with the returns of an index with components similar to the Fund’s portfolio.

Investment Adviser

Pennant Management, Inc. is the Fund’s investment adviser.

Portfolio Managers

James E. Habanek, CFA, Senior Vice President of Pennant, has managed the Fund since its inception in March 2013, the Predecessor Limited Duration Fund since its inception in December 2009 and the 2009 Limited Duration Fund since June 2008.

John P. Culhane, CFA, Senior Vice President of Pennant, has managed the Fund since its inception in March 2013, the Predecessor Limited Duration Fund since its inception in December 2009 and the 2009 Limited Duration Fund since its inception in July 2004.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 12 of the prospectus.

Table of Contents - Prospectus
5

USFS Funds Tactical Asset Allocation Fund

Investment Objective

The investment objective of the USFS Funds Tactical Asset Allocation Fund (the “Fund”) is to seek to provide above-average total return (capital appreciation and income) when compared to the broad U.S. equity market.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses1	0.89%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses 2	1.77%
Less Fee Waiver and/or Expense Reimbursement	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement3	1.67%
1 The expense information in the table has been revised to reflect current fees pursuant to contracts entered into with the new service providers to the Fund for administrative, fund accounting, custodial, distribution and transfer agency services.
2 Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.
3 The Fund’s investment adviser, Pennant Management, Inc. (“Pennant” or the “Adviser”), has agreed to waive its management fees and/or reimburse expenses of the Fund until at least March 28, 2015 to ensure that Total Annual Fund Operating Expenses (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions and extraordinary expenses) do not exceed 1.54% of the Fund’s average net assets. The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the Fund’s expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$537	$940	$2,067

Table of Contents - Prospectus
6

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 244% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests in a combination of equity securities and fixed income securities that the Fund’s investment adviser, Pennant Management, Inc. (“Pennant” or the “Adviser”), believes will help the Fund to achieve its investment objective. The Fund’s equity investments, which normally comprise the majority of the Fund’s assets, are primarily domestic securities of all capitalization ranges, although the Fund may invest up to 50% of its assets in non-U.S. equity securities, all of which may be investments in emerging markets securities.

The Fund may invest in fixed income securities of any maturity and of any type, including government, corporate and mortgage- or asset-backed securities, as well as below investment-grade (high yield or “junk”) securities. The Fund may also invest extensively in derivatives, specifically options; other pooled investment vehicles, such as exchange-traded funds (“ETFs”), leveraged ETFs, inverse ETFs and leveraged inverse ETFs; and exchange-traded notes (“ETNs”). In this regard, the Fund may invest up to 33% of its assets in leveraged ETFs, inverse ETFs and leveraged inverse ETFs, and up to 10% of its assets in options. The Fund may invest in options to hedge against price movements on securities owned by the Fund. At times, the Fund’s portfolio may be highly non-diversified and focused in relatively few investments or sectors. Pennant may determine to invest up to 50% of the Fund’s assets in cash as part of a strategic allocation. The ability to establish a strategic allocation in cash is not intended in any way to limit the Fund’s ability to take a temporary defensive position to invest in excess of 50% of the Fund’s assets in cash. Rather, it is included to allow the Fund investment flexibility. To the extent that the Fund invests in cash as part of a strategic allocation, it may not achieve its investment objective.

Pennant may seek to protect a position or positions within the Fund’s portfolio through hedging techniques, such as writing covered calls and puts or purchasing covered puts. Pennant generally uses these techniques in circumstances when it believes that a drop in the price of a position or positions could be capitalized more profitably by these techniques versus simply selling the position that has been hedged. In addition, the Fund may write call or put options to generate or enhance income, which is also known as speculation.

Pennant uses a combination of techniques and strategies to achieve the Fund’s investment objective, including “bottom up” and “top down” investment strategies. Pennant may use additional investment techniques on a more opportunistic basis. Pennant applies both technical and fundamental analysis when making sale decisions.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment in the Fund could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund.

Fixed Income Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile. Fixed income securities are also subject to credit risk. Credit risk includes the possibility that an issuer may fail to make timely payments of interest or principal.

Table of Contents - Prospectus
7

Derivatives Risk — Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

Options Risk — The Fund may purchase and sell options. Purchasing and selling options involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss).

ETF Risk —The Fund may invest a substantial amount of its assets in ETFs and will be subject to substantially the same risks as those associated with the direct ownership of the securities or other investments held by the ETF or comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of such securities or other investments. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that the Fund’s shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Leveraged ETF Risk — Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage.

Inverse ETF Risk — Inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent the Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Leveraged Inverse ETF Risk — Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, these unique ETFs also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles are extremely volatile and can expose the ETF to theoretically unlimited losses.

ETN Risk — The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Table of Contents - Prospectus
8

Foreign Securities Risk — Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — Investments in emerging market securities are considered speculative and are subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be issued by companies with smaller market capitalization and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

U.S. Government Agency Securities Risk — U.S. Government securities are not guaranteed against price movements and may decrease in value. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities or government sponsored enterprises, including, for example, pass-through certificates issued by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or government sponsored agency, while other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government agencies and government sponsored enterprises, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. Other obligations are backed solely by the government sponsored enterprise’s own resources. As a result, investments in securities issued by U.S. government sponsored enterprises that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities Risk — While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.

High-Yield Securities Risk — The Fund may invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities. However, high-yield securities may be subject to greater levels of interest rate, credit and liquidity risk than other fixed income securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments.

Table of Contents - Prospectus
9

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk — The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains taxable to shareholders at ordinary income rates) realized by the Fund.

Sector Risk — To the extent the Fund invests in a particular sector, the Fund will be indirectly subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which the Fund may invest may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. Of course, the Fund’s performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-877-299-USFS (8737).

The Fund is the successor to the USFS Funds Tactical Asset Allocation Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Tactical Fund”), as a result of the reorganization of the Predecessor Tactical Fund into the Fund on March 28, 2013. Accordingly, the performance shown in the bar chart and performance table for periods prior to that date represents the performance of the Predecessor Tactical Fund. The Predecessor Tactical Fund was also advised by the Adviser and had the same investment objective and strategies as the Fund.

During the periods shown in the chart, the Fund’s highest return for a quarter was 11.95% (quarter ended September 30, 2010) and the lowest return for a quarter was -12.08% (quarter ended September 30, 2011).

Table of Contents - Prospectus
10

Average Annual Total Returns for Periods Ended

December 31, 2012

	1 Year	Since Inception (11/30/09)
Return Before Taxes	8.37%	9.03%
Return After Taxes on Distributions	6.63%	7.17%
Return After Taxes on Distributions and Sale of Fund Shares	7.71%	7.11%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	11.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Pennant Management, Inc. is the Fund’s investment adviser.

Portfolio Managers

Chris J. Weber, Senior Vice President of Pennant, has managed the Fund since its inception in March 2013 and the Predecessor Tactical Fund since its inception in November 2009.

Mark A. Elste, CFA, Chief Executive Officer of Pennant, has managed the Fund since its inception in March 2013 and the Predecessor Tactical Fund since November 2012.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 12 of the prospectus.

Table of Contents - Prospectus
11

SUMMARY INFORMATION ABOUT THE PURCHASE
AND SALE OF FUND SHARES, TAXES AND FINANCIAL
INTERMEDIARY COMPENSATION

Purchase and Sale of Fund Shares

To purchase shares of the Funds for the first time, you must invest at least $5,000 ($3,000 for individual retirement accounts (“IRAs”)). Thereafter your investments must be at least $100.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange (“NYSE”) is open for business by contacting the Funds directly by mail at USFS Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (Express Mail Address: USFS Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202) or by telephone at 1-877-299-USFS (8737).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

Tax Information

The Funds intend to make distributions that may be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUNDS’ INVESTMENT
OBJECTIVES AND STRATEGIES

This prospectus describes the USFS Limited Duration Government Fund (the “Limited Duration Government Fund”) and the USFS Tactical Asset Allocation Fund (the “Tactical Asset Allocation Fund”) (each, a “Fund,” and collectively, the “Funds”), two investment portfolios offered by USFS Funds Trust (the “Trust”). The investment objective of the USFS Limited Duration Government Fund is to seek a high level of current income consistent with the preservation of capital. The investment objective of the USFS Tactical Asset Allocation Fund is to seek to provide above-average total return (capital appreciation and income) when compared to the broad U.S. equity market. Each Fund may change its investment objective without shareholder approval upon 60 days’ prior notice to shareholders.

USFS Limited Duration Government Fund

Under normal circumstances, the Fund invests at least 80% of its assets in bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. Government or one of its agencies or instrumentalities, including various U.S. government sponsored enterprises (collectively, “U.S. Government securities”) and repurchase agreements collateralized by such securities. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund may invest up to 20% of its assets in corporate bonds that are or become irrevocably or permanently guaranteed by the U.S. Government or its agencies or its instrumentalities, and such investments will count towards the Fund’s 80% investment policy. The Adviser expects that under normal circumstances, the percentage of the Fund’s total assets that will be invested in U.S. Government securities will generally be 100%.

Table of Contents - Prospectus
12

Under normal circumstances, the Fund seeks to maintain a portfolio with a target average weighted duration between 1 and 3 years. To achieve the flexible implementation of this target duration range, the Fund does not restrict its minimum or maximum maturity. For example, the Fund may adopt a strategy meant to take advantage of an unusual shape presented by the yield curve, known as a BAR-BELL portfolio structure. This structure would include a large block of money market instruments with short-term maturities and a large block of longer maturity issues that, together, produce a duration measure that falls within the target duration range of 1 to 3 years. This portfolio structure is potentially useful in a variety of circumstances, such as when the yield curve is very steep (i.e., when the yield on long-term instruments becomes atypically higher than the yield on short-term instruments), or when it may have some other unusual curvature or structure to it. When these circumstances occur, the longer-maturity investments in the portfolio may produce a near-term higher interest income yield, while simultaneously mitigating the overall potential for interest rate risk by virtue of holding investments with shorter maturities, which are relatively insensitive to a general rise in interest rates.

The Adviser intends to vary the quality, sector and maturity of the eligible securities selected for the Fund based upon the Adviser’s analysis of financial market conditions and the outlook for the U.S. economy. The eligible securities selected by the Adviser for the Fund may also have differing interest rate components including fixed interest payments, variable interest payments or interest payments that are adjusted periodically. The Adviser’s view is that interest rates and spreads between bond market sectors are closely tied to the real economy and the supply/demand conditions in the credit markets. By monitoring these variables closely, the Adviser will attempt to adjust duration and bond market sector weightings in order to exploit its convictions regarding the general level of interest rates and spreads between Fund eligible sectors of the bond market. The Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market by grouping bonds by duration and into sectors such as: money markets, U.S. Treasury securities, U.S. Government agency and agency mortgage-backed securities, U.S. Government guaranteed asset-backed securities, and other U.S. Government entity guaranteed securities and deposits. Investment selections may be based on fundamental economic, market and other factors that may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund’s objective. Once investment opportunities are identified, the Adviser will shift assets among durations and sectors depending upon perceived supply and demand conditions, changes in relative valuations, credit spreads and upon historical yield or price relationships. The Adviser expects that under normal circumstances, the percentage of the Fund’s total assets that will be invested in U.S. Government securities will generally be 100%.

The Fund’s investments may include mortgage-backed securities that represent interests in pools of mortgage loans or asset-backed securities or individual mortgage loans or asset-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund will only invest in mortgage-backed securities issued and/or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities are residential mortgage-backed securities. The Fund will only invest in collateralized mortgage obligations (“CMOs”) that are collateralized by Ginnie Mae, Fannie Mae and Freddie Mac pass-throughs, or otherwise collateralized by securities that are guaranteed by an instrumentality of the U.S. Government. Asset-backed securities issued pursuant to programs sponsored by U.S. Government agencies or instrumentalities, such as the U.S. Small Business Administration and the U.S. Department of Agriculture, represent interests in specific small business or agricultural loans, or pools of loans. Under these programs, the full faith and credit of the U.S. Government guarantees the principal and interest on the underlying loans; such guarantees being subject to Congressional appropriation that, once granted, cannot be revoked. The Fund will not invest in any mortgage-backed or asset-backed securities other than those described above.

The Fund may also purchase both existing securities and securities on a when-issued basis. The purchase price and interest rate payable for all securities will be fixed on the date of purchase, and all purchases will be by regular settlement, that is delivery and payment will be made within the time frame the securities industry has established for the purchase of that type of security. The Fund may also purchase money market securities, which are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the FDIC, including certificates of deposit and other time deposits issued by foreign branches of FDIC insured banks. Investments in certificates of deposit and other time deposits are limited to the face value equivalent of the then-current limits of FDIC insurance coverage.

Table of Contents - Prospectus
13

The Adviser applies both technical and fundamental analysis in purchase and sale decisions, and in attempting to determine the general overbought or oversold condition of the fixed-income markets. Some of the technical tools utilized to that end are various overbought and oversold oscillators, relative strength measures, stochastics, moving averages, and standard deviation price bands. When the markets appear to be overbought based upon these and other indicators, the Fund’s duration may be shortened through the sale of longer-dated bonds. Conversely, if the market appears oversold, the Fund’s duration may be lengthened through the purchase of longer-dated bonds. The Fund also attempts to ride the yield curve down, selling shorter-dated securities as their terms to maturity diminish and their yield levels become unattractive, and replacing them with securities from more attractive yield and term points on the yield curve. Buy and sell decisions are also influenced by the slope of the yield curve, the general level of interest rates, and the Fund managers’ perception of where in a rising or falling interest rate cycle the fixed-income market appears to reside. Fundamental economic analysis is also utilized in an attempt to determine whether the general direction of interest rates is up or down.

The Fund intends to be eligible for investment by federal savings associations, federal credit unions and certain national banks and therefore, will invest in U.S. Government securities that are eligible, without limitation, for investment by these institutions. Such institutions may be subject to risk-based capital regulations established by governing organizations such as the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the National Credit Union Administration, the Office of the Comptroller of the Currency and the Office of Thrift Supervision. Accordingly, the Fund does not intend to make any investments that would be deemed under such regulations then in effect as having a risk-based weighting in excess of 20%. There can be no assurances with respect to the Fund’s initial and continuing eligibility for investment by federal savings associations, federal credit unions and certain national banks.

USFS Tactical Asset Allocation Fund

Under normal circumstances, the Fund invests in a combination of equity securities and fixed income securities that the Adviser believes will help the Fund to achieve its investment objective. The Fund’s equity investments, which normally comprise the majority of the Fund’s assets, are primarily domestic securities of all capitalization ranges, although the Fund may invest up to 50% of its assets in non-U.S. equity securities, all of which may be investments in emerging markets securities.

The Fund may invest in fixed income securities of any maturity and of any type, including government, corporate and mortgage- or asset-backed securities, as well as below investment-grade (high yield or “junk”) securities. The Fund may also invest extensively in derivatives, specifically options; other pooled investment vehicles, such as ETFs, leveraged ETFs, inverse ETFs, leveraged inverse ETFs and ETNs. In this regard, the Fund may invest up to 33% of its assets in leveraged ETFs, inverse ETFs and leveraged inverse ETFs, and up to 10% of its assets in options. The Fund may invest in options to hedge against price movements on securities owned by the Fund. At times, the Fund’s portfolio may be highly non-diversified and focused in relatively few investments or sectors. Pennant may determine to invest up to 50% of the Fund’s assets in cash as part of a strategic allocation. The ability to establish a strategic allocation in cash is not intended in any way to limit the Fund’s ability to take a temporary defensive position to invest in excess of 50% of the Fund’s assets in cash. Rather, it is included to allow the Fund investment flexibility.

Pennant uses a combination of techniques and strategies to achieve the Fund’s investment objective, including “bottom up” and “top down” investment strategies. Pennant’s “bottom up” investment strategy generally involves evaluation of possible investments using both fundamental analysis and technical analysis. Pennant may examine a company’s earnings, cash-flows, competitive position, management’s abilities, and financial ratios, such as price-to-sales, price-to-cash flow and/or price-to-earnings relative to perceived expectations in an effort to identify securities that are undervalued relative to their perceived long-term potential. Technical analysis tools that may be implemented include analyzing a security’s relative strength, examining various moving averages, and reviewing historical chart patterns.

Pennant’s “top down” investment strategy generally involves fundamental analysis comparisons of the macro economic, financial and political environments in various markets, such as U.S. versus non-U.S. markets, and across various asset classes, such as fixed income versus equity and large-cap versus small-cap. Pennant’s top down approach also considers historical relationships between security types and capitalization categories and seeks to identify anomalies. When anomalies occur, Pennant will attempt to take advantage of these perceived anomalies in order to achieve the Fund’s objective. Pennant also utilizes technical analysis at a macro level to evaluate possible investment opportunities. Various momentum and sentiment indicators are reviewed frequently in an attempt to optimize the timing of a purchase or sale for the Fund.

Table of Contents - Prospectus
14

Pennant uses additional investment techniques on a more opportunistic basis. Pennant may look for specific event-based distortions in various markets. Pennant believes that, periodically, certain investments’ normal trading activity becomes dysfunctional due to a liquidity squeeze on that particular security or its constituent market. Oftentimes, this situation is the direct result of another investor’s immediate need to liquidate a position or positions in order to remedy a liquidity situation in which it finds itself, and the Fund may seek to capitalize on this condition by providing liquidity at prices that are substantially below levels that would normally exist if there were no liquidity constraints.

Pennant may seek to protect a position or positions within the Fund’s portfolio through hedging techniques, such as writing covered calls and puts or purchasing covered puts. Pennant generally uses these techniques in circumstances when it believes that a drop in the price of a position or positions could be capitalized more profitably by these techniques versus simply selling the position that has been hedged.

The Adviser applies both technical and fundamental analysis when making sale decisions. This analysis is applied when making sale decisions that relate to individual holdings. Additionally, both methods of analysis are utilized in an attempt to determine the overall attractiveness of the market in general. Some of the technical tools utilized to that end are various overbought and oversold oscillators, relative strength measures, stochastics, moving averages, and standard deviation price bands. Generally speaking, when these indicators reach “oversold” or “overbought” levels, the Adviser will look to add or reduce their overall market exposure accordingly. Some of the fundamental tools that are used when making sale decisions include price-to-earnings ratios, price-to-sales ratios, return on investment, rate of earnings growth, dividend rates, dividend stability, and various debt ratio measures. Generally speaking, the Adviser monitors these various fundamental factors to determine when a company may be expensive and experiencing potential erosion in its value. The Fund managers would then look to sell such securities.

The Fund is an actively managed fund that uses technical and fundamental analysis to continually adjust its investment exposure. While most of the core positions are held for several months at a time, the investment exposure, for example, whether the Fund is 80% invested or 120% invested, changes regularly. As a consequence, the anticipated turnover rate for the Fund is 1000%. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains taxable to shareholders at ordinary income rates) realized by the Fund. Shareholders may pay tax on such capital gains.

Due to its investment strategy, the Fund may buy and sell securities frequently. The Fund employs an active management style that will most likely result in higher transaction costs and additional short-term capital gains than a fund with a buy and hold strategy. Higher transaction costs may negatively impact Fund performance. The Fund uses short-term trading as an integral part of its investment strategy and engages in frequent trading of portfolio securities to manage its investment exposure and weightings of portfolio securities. As a result, the Fund’s portfolio turnover rate is expected to significantly exceed 100% and may exceed 1000%, which will result in increased expenses for the Fund, increased taxable distributions to shareholders, and may adversely affect the Fund’s performance.

Information about Non-Principal Investment Strategies

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These non-principal investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their respective investment goals.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

Table of Contents - Prospectus
15

MORE INFORMATION ABOUT PRINCIPAL RISKS

Investing in the Funds involves risk and there is no guarantee that either Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the market prices of the securities and other investments the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security or other investment will depend on how widely the Fund diversifies its holdings.

Equity Risk (Tactical Asset Allocation Fund) — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, shares of REITs and ADRs, European Depositary Receipts, and Global Depositary Receipts, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Fixed Income Risk (Both Funds) — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk. Credit risk includes the possibility that an issuer may fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks.

U.S. Government Agency Securities Risk (Both Funds) — U.S. Government securities are not guaranteed against price movements and may decrease in value. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities or government sponsored enterprises, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or government sponsored enterprise, while other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government agencies and government sponsored enterprises, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. Other obligations are backed solely by the government sponsored enterprise’s own resources. As a result, investments in securities issued by U.S. government sponsored enterprises that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.

Table of Contents - Prospectus
16

Mortgage-Backed and Asset-Backed Securities Risk (Both Funds) — A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans or an interest in an individual security such as a mortgage loan, will mature when all the mortgages in the pool or the individual mortgages mature or are prepaid. While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities. Asset-backed securities that are not U.S. Government securities are subject to additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities that are not U.S. Government securities present credit risks that are not presented by mortgage-backed securities. This is because these asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other such asset-backed securities do not have the benefit of a security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of the collateral may also be insufficient to cover the principal amount of the obligations. The Limited Duration Government Fund will only invest in asset-backed securities that are guaranteed by the U.S. Government as to the timely payment of both principal and interest.

During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The risk that an issuer will fail to make timely payments of interest or principal, or will default on payments, is generally higher in the case of mortgage-backed securities that include so-called ‘sub-prime’ mortgages.

Portfolio Turnover Risk (Both Funds) — The Funds may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains taxable to shareholders at ordinary income rates) realized by the Fund.

Derivatives Risk (Tactical Asset Allocation Fund) — Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses. Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Table of Contents - Prospectus
17

Hedging Risk (Tactical Asset Allocation Fund) — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

Options Risk (Tactical Asset Allocation Fund) — A call option (i.e., the right to purchase a security) is typically purchased in anticipation of an increase in the value of a stock, and a put option (i.e., the right to sell a security) is typically purchased in anticipation of a decrease in the value of a stock. The Fund will generally be required to pay a premium for owning an option, which may adversely affect the Fund’s performance. The Fund may not fully benefit from or may lose money on options if changes in their value do not correspond as anticipated to changes in the underlying securities. There can be no assurance that a liquid secondary market will exist for any particular option or at any particular time. For instance, there may be insufficient trading interest in certain options or trading halts, trading suspensions, or restrictions on opening transactions or closing transactions imposed by an options exchange. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Investments in ETFs Risk (Tactical Asset Allocation Fund) — ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over the counter market. The Fund may invest a substantial amount of its assets in ETFs and will be subject to substantially the same risks as those associated with the direct ownership of the securities or other investments held by the ETF or comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of such securities or other investments. Additionally, pooled investment vehicles designed to track an index, no matter how well run, always suffer from some amount of “tracking error.” Tracking error is the difference between the performance of a fund and the performance of its underlying index. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

The Fund may invest in actively-managed ETFs, which seek to provide investment results based on the fund’s investment objective without regard to a particular index. To the extent the Fund invests in actively-managed ETFs, the Fund will be subject to the risks associated with the securities or other investments held by the ETF, as well as the risk that the fund’s investment adviser(s) may not be successful in achieving the fund’s objective.

Investments in Leveraged ETFs (Tactical Asset Allocation Fund) — Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF’s investment income, resulting in greater losses. The value of a leveraged ETF’s shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the ETF’s investment strategies involve consistently applied leverage. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Table of Contents - Prospectus
18

Investments in Inverse ETFs (Tactical Asset Allocation Fund) — Inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent the Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Investments in Leveraged Inverse ETFs (Tactical Asset Allocation Fund) — Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, these unique ETFs also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles are extremely volatile and can expose the ETF to theoretically unlimited losses.

Investments in ETNs Risk (Tactical Asset Allocation Fund) — The Fund may invest in ETNs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Foreign Securities Risk (Tactical Asset Allocation Fund) — Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Emerging Markets Securities Risk (Tactical Asset Allocation Fund) — Investments in emerging market securities are considered speculative and are subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be issued by companies with smaller market capitalization and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Table of Contents - Prospectus
19

High-Yield Securities Risk (Tactical Asset Allocation Fund) — The Fund may invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities. However, high-yield securities may be subject to greater levels of interest rate, credit and liquidity risk than other fixed income securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Non-Diversification Risk (Tactical Asset Allocation Fund) — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. The Fund intends to satisfy the diversification requirements necessary to qualify as a RIC, which requires that the Fund be diversified for federal income tax purposes (e.g., that with respect to 50% of its assets, it will not invest more than 5% of its assets in the securities of any one issuer.)

Sector Risk (Tactical Asset Allocation Fund) — To the extent the Fund invests in a particular sector, the Fund will be indirectly subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors.

Small- and Mid-Capitalization Company Risk (Tactical Asset Allocation Fund) — The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

INVESTMENT ADVISER

Pennant Management, Inc., a Wisconsin corporation with its principal office located at 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224, serves as the investment adviser to the Funds. The Adviser was formed in 1992 and manages the investment portfolios of insurance companies, community banks, healthcare organizations, government units and other personal and employee benefit trusts and entities. The Adviser is owned by U.S. Fiduciary Services, Inc., an Illinois corporation.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Trust’s Board of Trustees (the “Board”) supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.41% of the average daily net assets of the Limited Duration Government Fund and at an annual rate of 0.75% of the average daily net assets of the Tactical Asset Allocation Fund.

The Adviser has contractually agreed to reduce its fees and/or reimburse the expenses of each Fund to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions and extraordinary expenses) will not exceed 0.75% of the daily average net assets of the Limited Duration Government Fund and 1.54% of the daily average net assets of the Tactical Asset Allocation Fund. The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on a Fund’s expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. The Board of Trustees will review any such reimbursement. This agreement is in effect through at least March 28, 2015, and may be terminated only by, or with the consent of, the Board of Trustees.

Table of Contents - Prospectus
20

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with the Adviser will be available in the Funds’ Semi-Annual Report dated June 30, 2013.

PORTFOLIO MANAGERS

The Adviser uses a team approach for the management of the Funds. The Adviser’s Investment Committee has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. The following individuals are jointly and primarily responsible for the day-to-day management of the Funds.

Limited Duration Government Fund

James E. Habanek, CFA, Senior Vice President, joined in the Adviser in 2008 and serves as a portfolio manager for the Limited Duration Government Fund. Prior to joining the Adviser, Mr. Habanek was Vice President at Capital Markets Group at Ziegler Companies, Inc. from March 2006 to November 2007 and Vice President at Capital Markets Group at CIB Marine Bankshares, Inc. from August 1999 to January 2006.

John P. Culhane, CFA, Senior Vice President, joined the Adviser in 2002 and serves as a portfolio manager for the Limited Duration Government Fund. Prior to joining the Adviser, Mr. Culhane was the Chief Investment Officer at GreatBanc Trust Company from 1989 to 2002.

Tactical Asset Allocation Fund

Chris J. Weber, Senior Vice President, joined the Adviser in 2004 as a trader and portfolio manager. He serves as a portfolio manager for the Tactical Asset Allocation Fund. Prior to joining the Adviser, Mr. Weber was a trader for the Smith Barney unit of Citigroup Global Markets from January 1994 to June 2004.

Mark A. Elste, CFA, has been Chief Executive Officer of the Adviser since 1992 and has been Senior Vice President and Chief Operating Officer of the Adviser’s parent company, U.S. Fiduciary Services, Inc., since 2004. He serves as a portfolio manager for the Tactical Asset Allocation Fund.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds. Shares are for individual and institutional investors. For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see “Taxes.”

Table of Contents - Prospectus
21

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-299-USFS (8737).

All checks must be in U.S. Dollars drawn on a domestic bank.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000, nor post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.  To prevent check fraud, the Funds will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned.  It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Funds reserve the right to reject any application.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell their shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund name. Make your check payable to USFS Funds.

Regular Mail Address

USFS Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Express Mail Address

USFS Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.

Initial Investment – By wire

If you are making your first investment in a Fund, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Table of Contents - Prospectus
22

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name of Fund to be purchased)
(shareholder registration)
(shareholder account number)

For Subsequent Investments – By wire

Before sending your wire, please contact the transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Telephone Purchases

Investors may purchase additional shares of the Funds by calling 1-877-299-USFS (8737). If you accepted telephone options on your account application, and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4:00 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the NAV per share next determined after a Fund or an authorized institution receives your purchase order in proper form. “Proper form” means that a Fund was provided with a complete and signed account application, including the investor’s social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund (or an authorized institution) must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early – such as on days in advance of certain holidays – the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

Table of Contents - Prospectus
23

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption requests for Fund shares (“authorized institutions”). These requests are executed at the NAV next determined after the authorized institution receives the request if transmitted to the Funds’ transfer agent in accordance with the Funds’ procedures and applicable law. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of the Funds with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

How the Funds Calculate NAV

Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Valuation Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Tactical Asset Allocation Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to non-U.S. securities held by the Tactical Asset Allocation Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on its primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

Table of Contents - Prospectus
24

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Purchases In-Kind

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time. The exchange of in-kind assets for Fund shares may result in taxable gain or loss to you for federal income tax purposes.

Minimum Purchases

To purchase shares of a Fund for the first time, you must invest at least $5,000 ($3,000 for IRAs). Subsequent investments for a Fund must be at least $100. Each Fund may accept investments of smaller amounts in its sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Funds to purchase or exchange shares of a Fund, check daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
USFS Limited Duration Government Fund	USLDX	90346M105	1013
USFS Tactical Asset Allocation Fund	USFSX	90346M204	1014

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-299-USFS (8737).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address was received by the transfer agent within the last 30 days.

Table of Contents - Prospectus
25

In addition to the situations described above, the Fund(s) and /or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.

The Funds reserve the right to waive any signature requirement at their discretion.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Additional documents are required for certain types of redemptions, such as redemptions from corporations, partnerships, or from accounts with executors, trustees, administrations or guardians.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

The sale price will be the NAV next determined after a Fund (or an authorized institution) receives your request in proper form. A redemption request will be deemed in “proper form” if it includes:

•	the shareholder’s name;
•	the name of the Fund;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account and signature guarantee(s), if applicable.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information call 1-877-299-USFS (8737). You may be charged a $15 annual account maintenance fee for each retirement account, up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Shareholders who hold their shares through an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Receiving Your Money

Payment for shares redeemed will be mailed to you typically within one or two business days, but no later than the seventh calendar day after receipt of the redemption request by U.S. Bancorp Fund Services, LLC.  Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record.  Wires are subject to a $15 fee paid by the investor. There is no charge to have proceeds sent via the ACH system and credit is typically available within 2-3 days.

If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). A Fund may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you. For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions paid in cash. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Table of Contents - Prospectus
26

Involuntary Redemptions of Your Shares

If your account balance drops below $3,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days’ written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is provided in the SAI.

Telephone Transactions

Prior to executing an instruction received to purchase, redeem, or exchange shares by telephone, the Fund(s) and the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of person identification. If the Fund(s) and the transfer agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. If an account has more than one owner or authorized person, the Fund(s) will accept telephone instructions from any one owner or authorized person. The Fund(s) may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

If you have a retirement account, you may not redeem shares by telephone. Once a telephone transaction has been placed, it cannot be canceled or modified. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Exchanging Shares

At no charge, you may exchange shares of one USFS Fund for shares of another USFS Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange of shares of one USFS Fund for shares of another USFS Fund will generally be treated for federal income tax purposes as a redemption followed by the purchase of shares of the other USFS Fund, and thus will result in the same tax treatment as a redemption of Fund shares.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders, as described in the section below.

Table of Contents - Prospectus
27

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by the rules and other applicable laws and regulations of the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the Funds’ SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Funds’ shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Tactical Asset Allocation Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Tactical Asset Allocation Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Tactical Asset Allocation Fund’s shares if the price of the Fund’s foreign securities does not reflect the fair value. Although the Tactical Asset Allocation Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Tactical Asset Allocation Fund invests in small- and/or mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

Table of Contents - Prospectus
28

The Funds, assisted by their service providers, will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to their policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds and their service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•
Shareholders are restricted from making more than four (4) “round trips” into or out of either Fund over any rolling 12 month period. The Funds define a “round trip” as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund. Shareholders are also restricted from making more than eight (8) exchanges (from one USFS Fund to another USFS Fund) per calendar year. If a shareholder exceeds these amounts, the Funds may, at their discretion, reject any additional purchase or exchange orders.

•
Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds, assisted by  their service providers, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

In compliance with the USA Patriot Act of 2001, please note that the transfer agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent at 1-877-299-USFS (8737) if you need additional assistance when completing your Application.

Table of Contents - Prospectus
29

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by a governmental or law enforcement authority. If your account is closed at the request of a governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-299-USFS (8737) to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

DISTRIBUTIONS

The Limited Duration Government Fund distributes its net investment income monthly and distributes its net realized capital gains, if any, at least annually. The Tactical Asset Allocation Fund distributes its net investment income quarterly and distributes its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

All distributions will be reinvested in additional shares of a Fund, unless you choose to have distributions of net investment income or net realized capital gains or both paid in cash. If you wish to change your distribution option, write or call the transfer agent in advance of the payment date for the distributions. If you elect to receive distributions of net investment income and/or net realized capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current NAV, and to reinvest all subsequent distributions.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important federal income tax issues that affect the Funds and their shareholders. This summary is based on current federal income tax laws, which may change.

Each Fund will distribute substantially all of its investment company taxable income and net capital gain, if any. The distributions you receive may be subject to federal income tax, depending upon your tax situation. Distributions of investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain, and net gain from foreign currency transactions) are generally taxable as ordinary income (for non-corporate shareholders, currently taxed at a maximum rate of 39.6%. For non-corporate shareholders, to the extent that a Fund’s distributions of investment company taxable income are attributable to and reported as qualified dividend income, such income may be subject to federal income tax at the reduced rates applicable to long-term capital gains (instead of higher ordinary income tax rates). For non-corporate shareholders, distributions of net capital gain are generally taxable as long-term capital gain (currently taxed at a maximum rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.

Table of Contents - Prospectus
30

Distributions are generally taxable to you whether you receive them in cash or additional Fund shares. Distributions are generally taxable when received. However, distributions paid in January but declared by the Funds in October, November or December of the previous year are taxable to you as if received on December 31. The Funds will inform you of the amount of any distributions of investment company taxable income, qualified dividend income, and net capital gain shortly after the close of each calendar year. Corporate shareholders may be entitled to a dividends-received deduction for the portion of distributions of investment company taxable income they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

Each sale or redemption of Fund shares may be a taxable event. For federal income tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale or redemption. The gain or loss on the sale, exchange or redemption of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a sale, exchange or redemption of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any net capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a sale, exchange or redemption of Fund shares will be disallowed if you purchase (through reinvestment of distributions or otherwise) shares of the same Fund within 30 days before or after the sale, exchange or redemption. In such a case, the basis of the newly-purchased shares will be increased to reflect the disallowed loss.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, exchange, or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

The Tactical Asset Allocation Fund may invest in foreign securities which may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries.

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold, exchanged or redeemed on or after that date. In addition to reporting the gross proceeds from the sale, exchange or redemption of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale, exchange or redemption of Fund shares, a Fund will permit shareholders to elect from among several IRS-approved cost basis methods. In the absence of an election, the Funds will use the average cost method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the Fund’s default cost basis method) for each sale, exchange or redemption of Fund shares may not be changed after the settlement date of each such sale, exchange or redemption of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-approved cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

Table of Contents - Prospectus
31

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Limited Duration Government Fund’s financial performance for the fiscal years ended December 31, 2007 through December 31, 2012. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Limited Duration Fund or the 2009 Limited Duration Fund (assuming re-investment of all dividends and distributions). On March 28, 2013, the Predecessor Limited Duration Fund reorganized into the Limited Duration Government Fund. Information for the fiscal years ended December 31, 2010 through December 31, 2012 has been audited by the Predecessor Limited Duration Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the financial statements, is included in the annual report of the Predecessor Limited Duration Fund, which is available upon request. On December 14, 2009, the 2009 Limited Duration Fund reorganized into the Predecessor Limited Duration Fund. Information for periods ended prior to December 31, 2009 has been audited by the 2009 Limited Duration Fund’s independent registered public accounting firm.

For a share outstanding throughout the period

	For the years ended December 31
USFS Funds Limited Duration Government Fund	2012		2011		2010		2009	4	2008
Net Asset Value, Beginning of Period	$12.05		$12.02		$12.07		$12.16		$12.12
Income from Investment Operations:
Net Investment Income1	0.05		0.05		0.14		0.28		0.42
Net Realized and Unrealized Gain (Loss)	0.04		0.04		0.09		(0.02)		0.08
Total from Operations	0.09		0.09		0.23		0.26		0.50
Dividends and Distributions:
Net Investment Income	(0.07)		(0.06)		(0.14)		(0.27)		(0.42)
Net Realized Gains	—		—		(0.14)		(0.08)		(0.04)
Total Dividends and Distributions	(0.07)		(0.06)		(0.28)		(0.35)		(0.46)
Net Asset Value, End of Period	$12.07		$12.05		$12.02		$12.07		$12.16
Total Return†	0.74	%2	0.77	%2	1.92	%2	2.20	%2	4.22%
Net Assets, End of Period (000s)	$38,604		$56,440		$55,395		$45,215		$55,110
Ratio of Expenses to Average Net Assets3	0.75%		0.75%		0.75%		0.73%		0.65%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.19%		0.96%		0.99%		0.73%		0.65%
Ratio of Net Investment Income to Average Net Assets	0.43%		0.44%		1.14%		2.30%		3.46%
Portfolio Turnover Rate	373%		827%		647%		165%		54%

†Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
1Per share amounts are based upon average shares outstanding.
2Total Return would have been lower had the Adviser not waived a portion of its fees during the period.
3Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same.

4On November 30, 2009, shareholders of the 2009 Limited Duration Fund approved a tax-free reorganization under which all assets and liabilities of the 2009 Limited Duration Fund were transferred to the Predecessor Limited Duration Fund at the close of business on December 11, 2009.

Amounts designated as “—”are either $0 or have been rounded to $0.

Table of Contents - Prospectus
32

The financial highlights table below is intended to help you understand the Tactical Asset Allocation Fund’s financial performance for the fiscal years ended December 31, 2010 through December 31, 2012 and the fiscal period ended December 31, 2009. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Tactical Fund. On March 28, 2013, the Predecessor Tactical Fund reorganized into the Tactical Asset Allocation Fund. Information for the fiscal years ended prior to that date has been audited by the Predecessor Tactical Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the financial statements, is included in the annual report of the Predecessor Tactical Fund, which is available upon request.

For a share outstanding throughout the period

	For the year or period ended December 31
USFS Funds Tactical Asset Allocation Fund	2012	2011	2010	2009(2)
Net Asset Value, Beginning of Period	$10.53	$11.25	$10.19	$10.00
Income from Investment Operations:
Net Investment Income1	$0.12	$0.16	$0.07	$0.03
Net Realized and Unrealized Gain	0.75	0.20	1.35	0.19
Total from Operations	0.87	0.36	1.42	0.22
Dividends and Distributions:
Net Investment Income	(0.12)	(0.15)	(0.07)	(0.03)
Net Realized Gains	(1.06)	(0.93)	(0.29)	—
Total Dividends and Distributions	(1.18)	(1.08)	(0.36)	(0.03)
Net Asset Value, End of Period	$10.22	$10.53	$11.25	$10.19
Total Return+	8.37%	3.39%	14.07%	2.15%
Net Assets, End of Period (000s)	$15,208	$19,702	$24,503	$23,156
Ratio of Expenses to Average Net Assets3	1.61%	1.36%	1.39%	2.45	%*
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.61%	1.36%	1.39%	2.45	%*
Ratio of Net Investment Income to Average Net Assets	1.06%	1.40%	0.69%	3.13	%*
Portfolio Turnover Rate	244%	119%	175%	25	%**

+Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1Per share amounts are based upon average shares outstanding.
2Fund commenced operations on November 30, 2009.
3Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same.
*Annualized.
**Not annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

Table of Contents - Prospectus
33

Privacy Notice

The Funds recognize and respect the privacy concerns of their customers. The Funds collect nonpublic personal information about you in the course of doing business with shareholders and investors. “Nonpublic personal information” is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Funds collect this information from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us and our service providers, or others;

•	Information we receive from consumer reporting agencies (including credit bureaus).

What information the Funds disclose and to whom the Funds disclose information.

The Funds only disclose nonpublic personal information the Funds collect about shareholders as permitted by law. For example, the Funds may disclose nonpublic personal information about shareholders:

•	To government entities, in response to subpoenas or to comply with laws or regulations.

•	When you, the customer, direct the Funds to do so or consent to the disclosure.

•	To companies that perform necessary services for the Funds, such as shareholder servicing centers that the Funds use to process your transactions or maintain your account.

•	To protect against fraud, or to collect unpaid debts.

Information about former customers.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Funds safeguard information.

The Funds conduct their business affairs through trustees, officers and third parties that provide services pursuant to agreements with the Funds (for example, the service providers described above). We restrict access to your personal and account information to those persons who need to know that information to provide services to you. The Funds or their service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

Table of Contents - Prospectus

USFS FUNDS TRUST

Investment Adviser
Pennant Management, Inc.
11270 West Park Place, Suite 1025
Milwaukee, Wisconsin 53224

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 28, 2013, includes detailed information about the Funds and the Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Reports (when available), or More Information:

By Telephone:	1-877-299-USFS (8737)
By Mail:	USFS Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
By Internet:	http://www.pennantmanagement.com/usfs_funds.html

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports (when available), as well as other information about the Funds and the Trust, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The USFS Funds Trust’s Investment Company Act registration number is 811-22750.

Table of Contents - Prospectus

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

USFS FUNDS LIMITED DURATION GOVERNMENT FUND
(Ticker Symbol: USLDX)
USFS FUNDS TACTICAL ASSET ALLOCATION FUND
(Ticker Symbol: USFSX)

each a series of USFS FUNDS TRUST

March 28, 2013

Investment Adviser:
PENNANT MANAGEMENT, INC.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of USFS Funds Trust (the “Trust”) and the USFS Funds Limited Duration Government Fund (the “Limited Duration Government Fund”) and the USFS Funds Tactical Asset Allocation Fund (the “Tactical Asset Allocation Fund”) (each, a “Fund” and together, the “Funds”). This SAI is incorporated by reference and should be read in conjunction with the Funds’ prospectus dated March 28, 2013. Capitalized terms not defined herein are defined in the prospectus.

The Limited Duration Government Fund is the successor to the USFS Funds Limited Duration Government Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Limited Duration Government Fund”), as a result of the reorganization of the Predecessor Limited Duration Government Fund into the Limited Duration Government Fund on March 28, 2013. Previously, the Predecessor Limited Duration Government Fund was the successor to the Accessor Limited Duration U.S. Government Fund, a series of Forward Funds (the “2009 Limited Duration Fund”), as a result of the reorganization of the 2009 Limited Duration Fund into the Predecessor Limited Duration Government Fund on December 14, 2009.

The Tactical Asset Allocation Fund is the successor to the USFS Funds Tactical Asset Allocation Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Tactical Fund”), as a result of the reorganization of the Predecessor Tactical Fund into the Tactical Asset Allocation Fund on March 28, 2013.

The Funds, each a series of the Trust, commenced operations on March 28, 2013 as successors to the Predecessor Limited Duration Government Fund and the Predecessor Tactical Fund, respectively.

The financial statements of the Predecessor Limited Duration Government Fund and Predecessor Tactical Fund and the independent registered public accounting firm’s report appearing in each such fund’s Annual Report for the fiscal year ended December 31, 2012 are hereby incorporated by reference. Shareholders may obtain copies of the Funds’ prospectus, SAI or Annual Report (when available) free of charge by writing to the Trust at USFS Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701or calling the Funds at 1-877-299-USFS (8737).

Table of Contents - SAI

Table of Contents - SAI
ii

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated August 16, 2012. Pennant Management, Inc. (“Pennant” or the “Adviser”) serves as the Funds’ investment adviser. The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

History of the Limited Duration Government Fund. The Limited Duration Government Fund is the successor to the Predecessor Limited Duration Government Fund, a series of The Advisors’ Inner Circle Fund, a registered investment company. Pennant was responsible for the day-to-day management of the Predecessor Limited Duration Government Fund, which had the same investment objective, investment strategies, policies and restrictions as those of the Limited Duration Government Fund. The Predecessor Limited Duration Government Fund’s date of inception was December 14, 2009. The Predecessor Limited Duration Government Fund reorganized into the Limited Duration Government Fund on March 28, 2013. Substantially all of the assets and liabilities of the Predecessor Limited Duration Government Fund were acquired by the Limited Duration Government Fund in connection with its commencement of operations on March 28, 2013 (the “2013 Reorganization”).

The Predecessor Limited Duration Government Fund is the successor to the Accessor Limited Duration U.S. Government Fund, a series of Forward Funds (the “2009 Limited Duration Government Fund”), a registered investment company. The 2009 Limited Duration Government Fund was managed by Forward Management, LLC, as investment adviser, and Pennant, as sub-adviser. Pennant was responsible for the day-to-day management of the 2009 Limited Duration Government Fund, which had the same investment objective, investment strategies, policies and restrictions as those of the Predecessor Limited Duration Government Fund. The 2009 Limited Duration Government Fund’s date of inception was July 6, 2004. The 2009 Limited Duration Government Fund reorganized into the Predecessor Limited Duration Government Fund on December 14, 2009. Substantially all of the assets and liabilities of the 2009 Limited Duration Government Fund were acquired by the Predecessor Limited Duration Government Fund in connection with its commencement of operations on December 14, 2009 (the “2009 Reorganization”).

The Tactical Asset Allocation Fund is the successor to the Predecessor Tactical Fund, a series of The Advisors’ Inner Circle Fund, a registered investment company. Pennant was responsible for the day-to-day management of the Predecessor Tactical Fund, which had the same investment objective, investment strategies, policies and restrictions as those of the Tactical Asset Allocation Fund. The Predecessor Tactical Fund’s date of inception was November 30, 2009. The Predecessor Tactical Fund reorganized into the Tactical Asset Allocation Fund on March 28, 2013. Substantially all of the assets and liabilities of the Predecessor Tactical Fund were acquired by the Tactical Asset Allocation Fund in connection with its commencement of operations on March 28, 2013 (also referred to as the “2013 Reorganization”).

Table of Contents - SAI

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the shareholder action or meeting. Each Fund will vote separately on matters relating solely to it. The Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees (each, a “Trustee”) under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (the “Board”).

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust in the aggregate as provided in Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Non-Diversification. The Tactical Asset Allocation Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of the assets of the Fund may be invested in securities of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund’s investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. The following are descriptions of the permitted investments and investment practices discussed in the “More Information About the Funds’ Investment Objectives and Strategies” section of the prospectus and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with their respective investment objectives and permitted by their respective stated investment policies.

Equity Securities

The Tactical Asset Allocation Fund may purchase equity securities. All references to the “Fund” in this “Equity Securities” subsection are references to the Tactical Asset Allocation Fund only. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Table of Contents - SAI

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Exchange-Traded Funds (“ETFs”). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities or other investments either (i) designed to track a particular market segment or index or (ii) actively-managed by the ETF’s investment adviser(s). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly or to gain exposure to a portion of the U.S. or foreign market for which purchasing securities directly would be less efficient or otherwise less desirable. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other investments they hold or are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or other investments and ETFs have management or other fees that increase their costs versus the costs of owning the underlying securities or other investments directly. See also “Exchange-Traded Funds” and “Securities of Other Investment Companies” below.

Exchange-Traded Notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees. No period coupon payments are distributed, and no principal protection exists. ETNs were designed to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange, such as the NYSE, during normal trading hours. However, investors can also hold the debt security until maturity. At that time the issuer will give the investor a cash amount that would be equal to principal amount.

One factor that affects an ETN’s value is the credit rating of the issuer. The value of an ETN may drop despite no change in the underlying index. This might occur, for instance, due to a downgrade in the issuer’s credit rating.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Table of Contents - SAI

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

The Fund may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

Small and Medium-Sized Companies. Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Initial Public Offerings (“IPOs”). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on funds with a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Table of Contents - SAI

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value. Debt securities are described in more detail below:

U.S. Government Securities. The Funds may invest in U.S. Government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship under the Federal Housing Finance Agency, a newly created independent regulator. The U.S. government also took steps to provide additional financial support to Fannie Mae and Freddie Mac. No assurance can be given that the U.S. Treasury initiatives with respect to Fannie Mae and Freddie Mac will be successful.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Table of Contents - SAI

Mortgage-Backed Securities. Mortgage-backed securities are interests in individual mortgage loans or pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these mortgage loans or pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Limited Duration Government Fund will only invest in mortgage-backed securities issued by government agencies and that are guaranteed by the U.S. Government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Funds to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Asset-Backed Securities. These securities are interests in individual assets or pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to pre-payment risk.

Table of Contents - SAI

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the asset or pool of assets may agree to ensure the receipt of payments on the underlying asset or pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

The Limited Duration Government Fund will only invest in asset-backed securities that are guaranteed by the U.S. Government, such as asset-backed securities issued pursuant to programs sponsored by the U.S. Small Business Administration and the U.S. Department of Agriculture, which represent interests in specific small business or agricultural loans, or pools of loans, respectively. Under these programs, the full faith and credit of the U.S. Government guarantees the principal and interest on the underlying loans; such guarantees being subject to Congressional appropriation that once granted, cannot be revoked.

Inflation-Indexed Bonds. The Funds may invest in U.S. Treasury inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Table of Contents - SAI

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPIU”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU or any inflation index will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Interest payments on such bonds may vary because the interest principal and/or interest is periodically adjusted based on the current inflation rates. If the inflation index falls, the interest payable on these securities will also fall. The U.S. Treasury guaranteed that it would pay back the par amount of such bonds where there is a drop in prices.

Short-Term Investments. To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations. The Funds will only invest in a security issued by a commercial bank if the bank:

•	Has total assets of at least $200 million, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

•	Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

•	Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

Time Deposits. Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation.

Certificates of Deposit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Table of Contents - SAI

Bankers’ Acceptance. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper. Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See Appendix A for a description of short-term issue credit ratings.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities. The Fund may also invest directly in individual mortgage notes guaranteed as to accrued interest and principal by an agency or corporation of the U.S. Government. In the event of default by the borrower, such notes are repurchased, at par, by the U.S. Small Business Administration or another U.S. government agency. Individual notes may trade at a premium to their face value, and the Fund is subject to the risk that the note may be repaid by the borrower before the premium has been amortized by the Fund.

U.S. Small Business Administration (“SBA”) Stripped Securities. The Tactical Asset Allocation Fund may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, issued by the SBA, are issued at a discount to their “face value.” Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements. The Fund may also invest directly in individual notes guaranteed as to accrued interest and principal by the SBA. In the event of default by the borrower, such notes are repurchased, at par, by the SBA. Individual notes may trade at a premium to their face value, and the Fund is subject to the risk that the note may be repaid by the borrower before the premium has been amortized by the Fund.

Yankee Bonds. Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involves certain risks which are not typically associated with investing in domestic securities. See “Foreign Securities.”

Zero Coupon Bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Table of Contents - SAI

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand:

Maturity — Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration — Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Table of Contents - SAI

Factors Affecting the Value of Debt Securities:

The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates — The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk — This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

Extension Risk — The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

Credit Rating — Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered “risk-free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable Treasury securities.  The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

Table of Contents - SAI

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted. Securities rated BBB, while investment-grade, still possess speculative characteristics.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Funds currently use ratings compiled by Moody’s, S&P, and Fitch Ratings, Ltd. (“Fitch”). Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Appendix A contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by rating agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

Foreign Securities

The Tactical Asset Allocation Fund may invest in foreign securities. All references to the “Fund” in this “Foreign Securities” subsection are references to the Tactical Asset Allocation Fund only. Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

•	The Fund can invest directly in foreign securities denominated in a foreign currency.

•	The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments.

•	The Fund can invest in investment funds.

Foreign securities are described in more detail below:

American Depositary Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

Table of Contents - SAI

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Emerging Markets. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Table of Contents - SAI

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors — Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•
The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

•
Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

•
The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•
The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•
A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision — There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk — The Adviser anticipates that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Table of Contents - SAI

Foreign stock markets:

•	are generally more volatile than, and not as developed or efficient as, those in the United States;

•	have substantially less volume;

•	trade securities that tend to be less liquid and experience rapid and erratic price movements;

•	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

•	employ trading, settlement and custodial practices less developed than those in U.S. markets; and

•	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

•	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

•	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

•	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

•	OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

•	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

•
restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk — While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

•	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

•	Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

•
Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

•
There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

Table of Contents - SAI

•
Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•
The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes — Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets — Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•	Have relatively unstable governments;

•	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•	Offer less protection of property rights than more developed countries; and

•
Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Securities of Other Investment Companies. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a Fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Tactical Asset Allocation Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange (see “Exchange-Traded Funds” below). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Table of Contents - SAI

Pursuant to orders issued by the SEC to certain ETFs registered under the 1940 Act (collectively, the “Investable ETFs”) and procedures approved by the Board, the Tactical Asset Allocation Fund may invest in the Investable ETFs in excess of the 3% limit described above, provided that the Fund has otherwise complied with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the Investable ETFs nor their investment advisers make any representations regarding the advisability of investing in the Investable ETFs or in ETFs in general. Investors should contact their financial advisor to determine the suitability of ETF investments.

Floating and Variable Rate Instruments. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by the Funds may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Funds will nonetheless treat the instrument as “readily marketable” for the purposes of their investment restrictions limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Funds will limit their purchases of floating and variable rate obligations to those of the same quality as they are otherwise allowed to purchase. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Money Market Securities. Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described above. For a description of ratings, see Appendix A.

Liquidity Management Practices. Each Fund may periodically enter into Letter of Credit or Line of Credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. As capital markets are not always liquid or efficiently priced, it may from time to time be necessary for one or both of the Funds to borrow money or put securities from banks or other financial intermediaries to meet shareholder liquidity demands. Letters of Credit are limited to 20% of each Fund’s net assets as determined at the end of each calendar quarter, while Lines of Credit are limited to no more than 10% of each Fund’s assets as determined at the end of each calendar quarter.

Table of Contents - SAI

In the case of a Letter of Credit arrangement, for a fee paid by a Fund, a bank or other suitable financial intermediary would agree to assume ownership (irrevocably) of securities held in the portfolio for the amortized cost of those securities. The assumption behind such a put transaction is that the securities being put are subject to an unforeseen liquidity squeeze that would cure itself over some intermediate period of time, but not in a time necessary to meet shareholder redemption requests. Once eligible securities are put under a Letter of Credit arrangement, there is no recourse to the Fund, that the bank or financial intermediary would contractually be able to attest. In the case of a Line of Credit arrangement, a Fund enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral. Typically, this arrangement is a temporary affair meant to meet redemption requests that temporarily exceed the cash equivalents available within the Funds. For example, the Funds process redemption requests on a daily basis. As a general rule, the Funds would not know the aggregate value of those redemption requests until after the close of trading on any given day. At that point it would be impossible for the Funds to sell securities for regular settlement the following day to meet the redemption requests that will need to be serviced on that following day. A Line of Credit arrangement would facilitate the satisfaction of these redemption requests.

Real Estate Investment Trust (“REITs”). The Tactical Asset Allocation Fund may invest in REITs as a non-principal investment strategy. All references to the “Fund” in this “Real Estate Investment Trust” subsection are references to the Tactical Asset Allocation Fund only. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code. The Internal Revenue Code permits a qualifying REIT to deduct from taxable income its dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Internal Revenue Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. REIT operating expenses are not reflected in the fee tables included in the Fund’s prospectus.

Table of Contents - SAI

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for pass-through of their income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Exchange-Traded Funds (“ETFs”). The Tactical Asset Allocation Fund may invest a substantial amount of its assets in ETFs. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. ETFs may be based on specific domestic and foreign market securities indices or actively-managed by the ETF’s investment adviser(s). An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “enhanced ETF” seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. An “actively-managed ETF” seeks to provide investment results based on the fund’s investment objective without regard to a particular index. In seeking to provide such results, an ETF, and in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Tactical Asset Allocation Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

Exchange-Traded Notes. The Tactical Asset Allocation Fund may invest in ETNs. ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Tactical Asset Allocation Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Table of Contents - SAI

Repurchase Agreements. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, dealer or other creditworthy counterparty, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions or other counterparties whose condition will be continually monitored by the Adviser. Repurchase agreements involve risks that the seller cannot pay the repurchase price (e.g., in the event of a default or insolvency of the seller) and risks that the net liquidation value of the collateral is less than the amount needed to repay the repurchase price. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds’ right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant. Each Fund may invest up to 50% of its assets in repurchase agreements with maturities that are within seven days of investment.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with financial institutions. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Reverse repurchase agreement are considered to be borrowings under the 1940 Act. The Funds may invest up to 20% of their total assets in reverse repurchase agreements.

Securities Lending. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds’ Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

Table of Contents - SAI

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds’ securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any fee income received from a borrower in lieu of a dividend payment on a loaned security will not constitute qualified dividend income for federal income tax purposes, which is currently eligible for the reduced rates applicable to long-term capital gains.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Funds’ investments. In determining the liquidity of the Funds’ investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). Each Fund will not hold more than 15% of its net assets in illiquid securities.

Table of Contents - SAI

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. As consistent with the Funds’ investment objectives, each Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1940 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Short Sales. The Tactical Asset Allocation Fund may engage in short sales. All references to the “Fund” in this “Short Sales” subsection are references to the Tactical Asset Allocation Fund only. The Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed–Delivery and Forward Delivery Transactions. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

Table of Contents - SAI

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments, such Fund’s liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. Under normal circumstances, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

Derivatives

The Tactical Asset Allocation Fund may invest in derivatives. All references to the “Fund” in this “Derivatives” subsection are references to the Tactical Asset Allocation Fund only. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund’s prospectus, the Fund may use derivatives for certain purposes including risk management, to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements and interpretations of the SEC and its staff.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Table of Contents - SAI

Futures contracts are traded in the United States on commodity exchanges or boards of trade - known as “contract markets” - approved for such trading and regulated by the Commodity Futures Trading Commission (“CFTC”). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.”

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid securities equal to the entire amount at risk (less margin deposits) on a continuous basis. The Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the CFTC. In addition, the Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”). Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Fund’s net asset value. Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Fund’s net asset value. The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

The Fund intends to limit its transactions in futures contacts and related options to 5% of the Fund’s net assets.

Table of Contents - SAI

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract. The Fund intends to limit its transactions in options to 10% of the Fund’s net assets.

Purchasing and Selling (Writing) Put and Call Options:

Purchasing Put and Call Options — When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;

•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options — When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

Table of Contents - SAI

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•	A call option on the same security or index with the same or lesser exercise price;

•	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

•	Entering into a short position in the underlying security;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

•
Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

Table of Contents - SAI

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

•
Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

•	Do not require an initial margin deposit; and

•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Table of Contents - SAI

Foreign Currency Hedging Strategies. A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swap Agreements. The Fund may invest in swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Table of Contents - SAI

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. To reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Types of Swaps:

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Table of Contents - SAI

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices — The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

Table of Contents - SAI

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity — Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	have to purchase or sell the instrument underlying the contract;

•	not be able to hedge its investments; and/or

•	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•	the facilities of the exchange may not be adequate to handle current trading volume;

•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•	investors may lose interest in a particular derivative or category of derivatives.

Management Risk — If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk — At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

Table of Contents - SAI

Margin — Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage — The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;

•	fiscal and monetary policies; and

•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such a transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with these requirements, and subject to certain risks.

Borrowing Risk — Each Fund is permitted to borrow an amount up to 33 1/3% of its total assets under the 1940 Act. However, borrowing is not a principal part of either Fund’s investment strategies, and the Funds are not generally expected to borrow more than 5% of their total assets.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding shares of the Funds. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Table of Contents - SAI

Except as noted, each Fund may not:

1.
Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This policy does not apply to the Tactical Asset Allocation Fund.

2.
Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.
Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental and may be changed by the Board without shareholder approval. In addition, the investment objectives of the Funds are non-fundamental policies that may be changed by the Board without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

Except as noted, each Fund may not:

1.	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

2.
Under normal circumstances, the Limited Duration Government Fund will invest at least 80% of its assets in bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities, including various government sponsored enterprises and in repurchase agreements collateralized by such securities. The Limited Duration Government Fund may not change this policy without 60 days’ prior written notice to shareholders

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

Table of Contents - SAI

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).  The Fund’s ability to pledge, mortgage or hypothecate its assets is similarly limited to 33 1/3% of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds’ current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements up to 50% of the Funds’ total assets (15% of total assets for repurchase agreements that do not mature within seven days, which are considered illiquid); and (iii) engage in securities lending as described in its SAI.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Commodities. The Funds will not purchase or sell physical commodities or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Table of Contents - SAI

THE ADVISER

General. Pennant Management, Inc., a Wisconsin corporation with its principal offices located at 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224, is an SEC-registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is owned by U.S. Fiduciary Services, Inc., an Illinois corporation. U. S. Fiduciary Services, Inc. is a 100% employee-owned company. U.S. Fiduciary Services, Inc. also owns all of the capital stock of two trust companies: Salem Trust Company, a Florida trust company, and GreatBanc Trust Company, an Illinois trust company. The Adviser manages money under a sub-advisory agreement for each of these trust companies. The Adviser manages the investment portfolios of insurance companies, community banks, healthcare organizations, governmental units and other personal and employee benefit trusts and entities.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under this Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trust or, with respect to the Funds, by the Board or a majority of the outstanding shares of the Funds, on not less than 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.41% of the average daily net assets of the Limited Duration Government Fund and 0.75% of the average daily net assets of the Tactical Asset Allocation Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse the expenses of each Fund to ensure that total annual Fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions and extraordinary expenses) will not exceed 0.75% of the daily average net assets of the Limited Duration Government Fund and 1.54% of the daily average net assets of the Tactical Asset Allocation Fund. The Adviser is permitted to be reimbursed for fee waivers and/or expense payments for a Fund made in the prior three fiscal years if the aggregate amount actually paid by the respective Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver.  The Board of Trustees will review any such reimbursement. This agreement is in effect through at least March 28, 2015, and may be terminated only by, or with the consent of, the Board of Trustees.

Table of Contents - SAI

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds paid the following in management fees to the Adviser:

	Contractual Fees Paid			Fees Waived by the Adviser			Total Fees Paid (After Waivers)
Fund	2010	2011	2012	2010	2011	2012	2010	2011	2012
Limited Duration Government Fund	$218,863	$245,809	$184,640	$130,416	$122,908	$184,640	$88,447	$122,901	$0
Tactical Asset Allocation Fund	$176,280	$175,667	$133,781	$0	$0	$0	$176,280	$175,667	$133,781

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

As stated in the Funds’ prospectus, James E. Habanek and John P. Culhane serve as the portfolio managers of the Limited Duration Government Fund. Chris J. Weber and Mark A. Elste serve as the portfolio managers of the Tactical Asset Allocation Fund. The portfolio managers are jointly and primarily responsible for the day-to-day management of their respective Fund’s portfolio.

Compensation. Portfolio managers at the Adviser, other than Mr. Elste, are compensated with a fixed salary plus a discretionary bonus. Compensation is not based on any performance related criteria. The year-end bonus is a function of the overall performance of the portfolio manager and the net revenue to the firm and is paid on a discretionary basis. Mr. Elste is compensated by the Adviser’s parent company with a fixed salary plus a bonus based on the profitability of the parent company.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of each Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares1		Aggregate Dollar Range of All Fund Shares1
	Limited Duration Government Fund	Tactical Asset Allocation Fund
John P. Culhane	$1–$10,000	None	$1–$10,000
James E. Habanek	$1–$10,000	$1–$10,000	$1–$10,000
Chris J. Weber	None	None	None
Mark A. Elste	None	$100,001–$500,000	$100,001–$500,000
1 Valuation date is December 31, 2012.

Other Accounts. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2012.

Table of Contents - SAI

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
John P. Culhane	0	$0	0	$0	23	$100.1
James E. Habanek	0	$0	0	$0	54	$76.4
Chris J. Weber	0	$0	0	$0	40	$6.6
Mark A. Elste	0	$0	1	$136.8	68	$27.8

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”), with its principal business office located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ administrator. USBFS is an indirect wholly-owned subsidiary of U.S. Bancorp.

The Trust and the Administrator have entered into an administration agreement (the “Administration Agreement”), under which the Administrator provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Predecessor Funds Administrator
Prior to the 2013 Reorganization, SEI Investments Global Funds Services (“SEI”), a Delaware statutory trust having its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, served as administrator to the Predecessor Limited Duration Government Fund and the Predecessor Tactical Fund (collectively, the “Predecessor Funds”). SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in SEI. Under the Predecessor Funds’ administration agreement, SEI provided the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the administration agreement, SEI also served as the shareholder servicing agent for the Funds whereby SEI provided certain shareholder services to the Funds.

Table of Contents - SAI

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, USBFS is entitled to a fee, which is detailed below in the following schedule:

Fee (as a percentage of aggregate average annual assets)	Fund’s Average Daily Net Assets
0.10%	First $75 million
0.08%	Next $250 million
0.05%	Over $325 million

•
Notwithstanding the foregoing, for the first twelve months following the 2013 Reorganization, the Administrator is entitled to a minimum annual fee of $32,000 per Fund. Following the initial twelve-month period, the Administrator shall be entitled to a minimum annual fee of $64,000 per Fund.

•	For each additional class of shares of a fund established after the initial one (1) class of shares per Fund, the Administrator shall receive an additional annual fee of $30,000 per class.

•	For each additional manager or sub-adviser for a Fund, the Administrator shall receive an additional annual fee of $15,000 per manager or sub-adviser.

•	USBFS also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Funds paid the following administration fees:

Fund	Administration Fees Paid
	20101	20111	20121
Limited Duration Government Fund	$89,184	$130,637	$143,094
Tactical Asset Allocation Fund	$38,364	$51,015	$56,906
1	Paid to SEI.

THE DISTRIBUTOR

General. The Trust and Quasar Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of U.S. Bancorp, and an affiliate of the Administrator, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds’ shares. The principal business address of the Distributor is 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202. The offering of the Funds’ shares is continuous and the Distributor distributes the Funds’ shares on a best efforts basis.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Funds, by a majority of the outstanding shares of each Fund, upon not more than 60 days’ written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Table of Contents - SAI

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Funds shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

USBFS, with its principal business office located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

Table of Contents - SAI

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., with its principal business office located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Funds. Prior to the 2013 Reorganization, PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, served as the independent registered public accounting firm for the Funds. The Funds’ financial statements, as set forth in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2012, including the schedule of investments,  statements of assets and liabilities, statements of operations, statements of changes in net assets and the financial highlights and notes thereto incorporated by reference have been audited by the Funds’ independent registered public accounting firm prior to the 2013 Reorganization, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Godfrey & Kahn, S.C., with its principal business office located at 780 North Water Street, Milwaukee, Wisconsin 53202, serves as legal counsel to the Trust. Whyte Hirschboeck Dudek S.C., with its principal business office located at 33 East Main Street, Suite 300, Madison, WI 53701-1379, serves as legal counsel to the Trust’s Independent Trustees (defined below).

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer (the “Chief Compliance Officer”), as well as personnel of the Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

Table of Contents - SAI

The Board is responsible for overseeing the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, following an initial two-year term, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, portfolio holdings schedules and reports on the Adviser’s use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in ETFs, if any.

The Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Valuation Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Table of Contents - SAI

Members of the Board. There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Mark A. Elste, an interested person of the Trust, serves as Chairman of the Board. The Trust does not have a lead Independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board has three standing committees: the Audit Committee, Nominating Committee and Valuation Committee. The Audit Committee and Nominating Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees.

In his role as Chairman, Mr. Elste, among other things: presides over board meetings; oversees the development of agendas for Board meetings; facilitates communication between the Trustees and management; and has such other responsibilities as the Board determines from time to time.

Trustees and Officers of the Trust. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee or officer of the Trust. Unless otherwise noted, the business address of each Trustee or officer is c/o USFS Funds Trust, 11270 W. Park Place, Suite 1025, Milwaukee, Wisconsin 53224.

Name and Year of Birth	Position with Trust and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex2 Overseen By Trustee	Other Directorships Held in the Past 5 Years
Interested Trustee1
Mark A. Elste, CFA Born: 1954	Chairman of the Board of Trustees, Interested Trustee and President (since 2012)	Chief Executive Officer, Pennant Management, Inc. (since 1992); Senior Vice President and Chief Operating Officer, U.S. Fiduciary Services, Inc. (financial services holding company) (since 2004)	2	CIB Marine Bancshares, Inc. (bank holding company) (since 2011)
Independent Trustees
J. Clay Singleton, Ph.D., CFA Born: 1947	Trustee (since 2013)	Professor of Finance, Crummer Graduate School of Business, Rollins College (since 2002); Consultant, Director of Indexes, PCE Investment Bankers (2005 to 2011)	2	None

Table of Contents - SAI

Name and Year of Birth	Position with Trust and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex2 Overseen By Trustee	Other Directorships Held in the Past 5 Years
Cornelius J. Lavelle Born: 1944	Trustee (since 2013)	Retired; Director-Institutional Equities, Citigroup Global Markets Inc. (multinational financial services firm) (1997 to 2009)	2	None
Other Officers
Scott M. Conger Born: 1968	Secretary, Chief Compliance Officer and AML Compliance Officer
Senior Vice President and Chief Compliance Officer, Pennant Management, Inc. (since 2011); Director, Treasury Analysis, Stone Pillar Advisors, Ltd. (financial services) (2010 to 2011); Vice President, Amcore Bank, N.A. (2006 to 2010)
			N/A	N/A
Walter J. Yurkanin Born: 1965	Treasurer and Principal Financial Officer	Senior Vice President and General Counsel, U.S. Fiduciary Services, Inc. (since 2012); General Counsel and Compliance Officer, Breakwater Trading, LLC (financial services) (2006 to 2012).	N/A	N/A
1	Mr. Elste is deemed to be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of his positions with the Adviser.
2	The Fund Complex includes each series of the Trust.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

Mark A. Elste, CFA. Mr. Elste has served as a Trustee of the Trust since 2012. Mr. Elste has more than 35 years of experience in the financial services industry. He has been the Chief Executive Officer of the Trust’s investment adviser since 1999 and has served as Senior Executive Vice President and Chief Operating Officer of the adviser’s parent company, U.S. Fiduciary Services, Inc., since 2003. Prior to joining the Trust’s investment adviser, Mr. Elste was Senior Vice President and Chief Investment Officer of Bank One Wisconsin Trust Company and Banc One Investment Advisors. Mr. Elste has held the Chartered Financial Analyst® designation since 1984. Through his employment and investment management experience and his experience as a CFA charterholder, Mr. Elste is knowledgeable about financial, accounting, regulatory and investment matters. Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

Table of Contents - SAI

J. Clay Singleton, Ph.D., CFA. Dr. Singleton has served as a Trustee of the Trust since 2013. Dr. Singleton has more than 35 years of experience as a professor of investments and a financial researcher. He currently serves as the George and Harriet Cornell professor of finance at the Crummer Graduate School of Business at Rollins College, where he has been on the faculty since 2002. While on the Crummer faculty, Dr. Singleton also served in a consulting role for PCE Investment Bankers as Director of Indexes from 2005 to 2011, where he oversaw operations for the PCE Indexes, which he helped create. Prior to joining the Crummer faculty, Dr. Singleton was Vice President and Chief Compliance Officer of Ibbotson Associates (now a division of Morningstar), where he was responsible for the firm’s consulting, training, and research activities regarding the design of asset allocation strategies. Dr. Singleton was previously the Dean of the College of Business Administration at the University of North Texas and taught on the faculty of the University of Nebraska-Lincoln for more than ten years. He also previously served as Senior Vice President for Curriculum and Examinations at the CFA Institute. Dr. Singleton holds a Ph.D. in business and has held the Chartered Financial Analyst® designation since 1985. Through his employment experience and his experience as a CFA charterholder, Dr. Singleton is experienced with financial, accounting, regulatory and investment matters. Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

Cornelius J. Lavelle. Mr. Lavelle has served as a Trustee of the Trust since 2013. Prior to retiring in 2009, Mr. Lavelle was a part of the institutional research division of Citigroup, Inc. and several of its predecessor entities for over 40 years, including serving as Director of Institutional Equities for Citigroup Global Markets Inc. from 1997 to 2009. Through his employment experience, Mr. Lavelle is knowledgeable about financial, accounting, regulatory and investment matters. Such experience helps him exercise the business judgment necessary to fulfill the requirements and obligations of his Board position.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•
Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by each Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing each Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with each Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund’s financial statements; and other audit related matters.

Table of Contents - SAI

•
Valuation Committee. The Board has a standing Valuation Committee that is composed of the Trustees and each Fund’s portfolio managers, as appointed by the Board. The Valuation Committee operates under procedures approved by the Board. The principal responsibility of the Valuation Committee is to determine the fair value of securities for which current market quotations are not readily available. The Valuation Committee’s determinations are reviewed by the Board. The Valuation Committee meets periodically, as necessary.

•
Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares1		Aggregate Dollar Range of All Fund Shares1
	Limited Duration Government Fund	Tactical Asset Allocation Fund
J. Clay Singleton	None	None	None
Cornelius J. Lavelle	None	None	None
Mark A. Elste	None	over $100,000	over $100,000
1 Valuation date is December 31, 2012.

Furthermore, as of the date of this SAI, neither the Independent Trustees, nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor or any of their affiliates. During the past two years ended December 31, 2012, neither the Independent Trustees, nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, (i) in the Adviser, the Distributor or any of their affiliates, or (ii) in any transaction or relationship in which any such entity, the Funds, any officer of the Fund, or any of their affiliates was a party.

Board Compensation. For their service as Trustees, each Independent Trustee receives from the Trust a retainer fee of $10,000 per year and $1,500 per Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The Chairman of the Audit Committee receives an additional retainer of $4,000 per year. Interested Trustees do not receive any compensation for their service as Trustees. No officer, director or employee of the Adviser receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The Trust does not offer any pension or retirement benefits to Trustees. The following table shows the estimated compensation to be earned by each Trustee for the Funds’ fiscal year ending December 31, 2013:

Table of Contents - SAI

Name	Aggregate Compensation	Total Compensation from the Trust and Fund Complex1
Interested Trustees
Mark A. Elste	$0	$0
Independent Trustees
J. Clay Singleton	$18,500	$18,500
Cornelius J. Lavelle	$14,500	$14,500
1 The Trust is the only investment company in the “Fund Complex.”

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (“NYSE”) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in kind redemption requests of a certain amount. Specifically, each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of a Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions in cash.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds’ securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Table of Contents - SAI

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust’s Board.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Trust’s Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds’ prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ prospectus is not intended as a substitute for careful tax planning. The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their foreign and state and local tax liabilities.

Qualifications as a Regulated Investment Company. Each Fund intends to qualify and elect to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to the Fund’s shareholders.

To be taxable as a RIC, each Fund must distribute at least 90% of its investment company taxable income (which includes dividends, taxable interest, the excess of net short-term capital gains over net long-term capital losses, and net gain from foreign currency transactions, less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or certain other income derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”); (ii) at the close of each quarter of each Fund’s taxable year, at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of each Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Fund’s taxable year, not more than 25% of the value of each Fund’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships. Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from “securities” for purposes of the 90% Test. Although each Fund intends to distribute substantially all of its investment company taxable income and net capital gain for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

Table of Contents - SAI

Certain ETNs, ETFs, and underlying funds in which the Funds may invest may not produce qualifying income for purposes of the 90% Test (as described above) which must be met for a Fund to maintain its status as a RIC. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund may not be able to accurately predict the non-qualifying income from these investments, which could cause a Fund to inadvertently fail to qualify as a RIC.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to the Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for non-corporate shareholders to the extent they would qualify if the Fund was a regular corporation. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

Federal Excise Tax. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that calendar year (and any retained amount from the prior calendar year on which a Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Funds intend to make sufficient distributions to avoid imposition of this tax, or to retain, at most their net capital gains and pay tax thereon.

Capital Loss Carryovers. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code. Each Fund has taken the position that the 2013 Reorganization did not trigger an ownership change that would limit either Fund’s use of pre-existing loss carryovers, if any.

Table of Contents - SAI

Distributions to Shareholders. The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio of securities. Distributions of investment company taxable income, which includes interest, dividends, net short-term capital gain and net gain from foreign currency transactions, will be taxable to you as ordinary income. Distributions of net capital gain will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of investment company taxable income attributable to and reported as qualified dividend income will be taxed at the lower capital gains rates available for non-corporate shareholders.

For non-corporate shareholders, certain distributions of investment company taxable income from the Funds may qualify as qualified dividend income. Qualified dividend income distributed to a non-corporate shareholder is taxable at the lower long-term capital gains rates if the shareholder satisfies certain holding period requirements. A distribution from a Fund generally qualifies as qualified dividend income to the extent it is reported as such by the Fund and was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to holding period limitations imposed on the Fund and its shareholders. Dividends received by a Fund from another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to and reported as qualified dividend income received by such RIC. Long-term capital gains and qualified dividend income are currently taxable at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets).

The Funds will report to you the amount of distributions of investment company taxable income, qualified dividend income and net capital gain distributions, if any, at the time they are paid and will report to you their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as investment company taxable income, qualified dividend income or net capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. If you lend your shares in a Fund pursuant to securities lending arrangements you may lose the ability to treat distributions received from such Fund (paid while the shares are held by the borrower) as qualified dividend income.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in its Fund shares and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold, exchanged or redeemed.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, exchange, or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

Table of Contents - SAI

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income taxable to its shareholders at ordinary income rates.

In the case of corporate shareholders, Fund distributions (other than distributions of net capital gain) generally qualify for the dividends-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend received by a Fund will be treated as a qualifying dividend if it has been received directly or indirectly from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in a corporate shareholder’s alternative minimum taxable income calculation.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its investment company taxable income to its shareholders, a Fund may have to sell Fund securities to generate sufficient cash to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold, exchanged or redeemed on or after that date. In addition to reporting the gross proceeds from the sale, exchange or redemption of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale, exchange or redemption of Fund shares, a Fund will permit shareholders to elect from among several IRS-approved cost basis methods. In the absence of an election, the Funds will use the average cost method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the Funds’ default cost basis method) for each sale, exchange or redemption of Fund shares may not be changed after the settlement date of each such sale, exchange or redemption of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-approved cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for non-corporate shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution received or deemed to be received on such shares. In addition, the loss realized on a sale, exchange or redemption of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of distributions in additional Fund shares during the 61-day period.

Table of Contents - SAI

Backup Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, backup withholding on any distributions paid to a shareholder who (1) has failed to provide a correct Social Security number or taxpayer identification number, (2) is subject to backup withholding by the IRS, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

Withholding Under the Foreign Account Tax Compliance Act. Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a 30% tax on distributions of investment company taxable income paid after December 31, 2013 and distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. You are urged to consult your tax advisor regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject to avoid this withholding tax.

Unrelated Business Taxable Income. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in REMICs or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective tax-exempt shareholders, especially charitable remainder trusts, are encouraged to consult with their tax advisors regarding these issues.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and expects to, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by such Fund. Pursuant to the election, a Fund will treat those taxes as distributions paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. Foreign tax credits, if any, received by a Fund as a result of an investment in an ETF or underlying fund which is taxable as a RIC will not be passed through to you unless at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of a Fund’s income from sources within, and taxes paid to, foreign countries and United States possessions.

Table of Contents - SAI

There may be other federal, state, local or foreign tax considerations applicable to prospective shareholders. Please consult your tax advisor regarding an investment in the Funds.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Predecessor Limited Duration Government Fund and Predecessor Tactical Fund paid the following aggregate brokerage commissions on portfolio transactions:

Fund	2010	2011	2012
Limited Duration Government Fund	$0	$0	$0
Tactical Asset Allocation Fund	$73,515	$52,679	$65,282

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Table of Contents - SAI

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Funds’ most recently completed fiscal year ended December 31, 2012, the Predecessor Limited Duration Government Fund and Predecessor Tactical Fund paid the following in commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

Table of Contents - SAI

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Limited Duration Government Fund	$0	$0
Tactical Asset Allocation Fund	$54,250	$52,619,568

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Predecessor Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal period. As of December 31, 2012, the Predecessor Funds did not hold any securities of regular brokers and dealers.

Portfolio Turnover Rate. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended December 31, 2011 and 2012, the Predecessor Funds had portfolio turnover rates as follows:

Fund	Portfolio Turnover Rates
	2011	2012
Limited Duration Government Fund	827%	373%
Tactical Asset Allocation Fund	119%	244%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Adviser, Distributor or any affiliated person of the Funds, the Adviser, or the Distributor, on the other. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Table of Contents - SAI

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30 and December 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds provide information about their complete portfolio holdings within 15 days of the end of each calendar month, on the internet at www.pennantmanagement.com.

The Funds’ policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipient of the Funds’ portfolio holdings information. The Funds will review a third party’s request for portfolio holdings information to ensure that the third party has legitimate business objectives for requesting such information.

The Adviser currently does not have any arrangements to provide Fund portfolio holdings information (including security name, ticker symbol, CUSIP, number of shares, current market value and percentage of portfolio, as well as percentage weightings for the Funds’ top ten holdings) to third parties prior to the date on which portfolio holdings information is posted on the Funds’ website.

In addition, the Funds’ service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds’ service providers that would prohibit them from disclosing or trading on the Funds’ non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Scott M. Conger has been designated as the Anti-Money Laundering Officer of the Trust.

Table of Contents - SAI

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is a Delaware statutory trust. The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard for the duties involved in the conduct of his or her office and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

Table of Contents - SAI

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Funds’ proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX. A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available on Form N-PX: (i) without charge, upon request, by calling 1-877-299-USFS (8737) and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. Access Persons are prohibited from engaging in personal securities transactions in securities that are held by the Funds. In addition, all Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of March 1, 2013, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Predecessor Limited Duration Government Fund and 2.3% of the outstanding shares of the Predecessor Tactical Fund.

As of March 1, 2013, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of any class of shares of the Predecessor Limited Duration Government Fund and the Predecessor Tactical Fund. The Funds believe that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

Table of Contents - SAI

Limited Duration Government Fund
Name and Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	3,275,197.6370	98.92%

Tactical Asset Allocation Fund
Name and Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	1,416,511.2470	95.32%

Table of Contents - SAI

APPENDIX A – DESCRIPTION OF RATINGS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

Table of Contents - SAI

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)
A SPUR rating is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings
Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate. This section details active and inactive qualifiers.

L
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Table of Contents - SAI

p
This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

i
This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi
Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
—
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

—
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

—
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

Table of Contents - SAI

—
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

—	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf
The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited
Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

*
This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G
The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.

Table of Contents - SAI

pr
The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions

Purpose
The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

Table of Contents - SAI

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Table of Contents - SAI

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

Table of Contents - SAI

SHORT-TERM VS. LONG-TERM RATINGS

Table of Contents - SAI

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.
•
National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied probability of default of a given national scale rating will vary over time.

•
The value of default studies for national ratings can be limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings. As with ratings on any scale, the future will not necessarily follow the past.

•
Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings. There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied. This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.

Table of Contents - SAI

The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings — Limitations and Usage for further information on the limitations of the agency’s ratings.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD: Restricted default
Indicates an entity that as defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

Table of Contents - SAI

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Table of Contents - SAI

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Table of Contents - SAI

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Table of Contents - SAI

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

Table of Contents - SAI

CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
‘C’ National Ratings denote that default is imminent.

RD: Restricted default.
“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
•	a. the selective payment default on a specific class or currency of debt;
•
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or
•	d. execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:
The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

Table of Contents - SAI

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Table of Contents - SAI

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

• *For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

Table of Contents - SAI

APPENDIX B –PROXY VOTING POLICIES AND PROCEDURES

Pennant Management, Inc.

Proxy Voting

Policy

When Pennant Management, Inc. has discretion to vote the proxies of its clients, as a matter of policy and as a fiduciary to our clients, Pennant Management is responsible for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

As a general rule, Pennant Management does not vote proxy ballots. As such, custodial agents are directed to send such data directly to clients.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Company has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

I.           INVESTMENT COMMITTEE

1.
The Investment Committee, which is the committee consisting of all the Portfolio Managers, is designated as the Company’s policy-making body with respect to proxy voting. In this capacity, the Investment Committee will be aided by the Heads of the Administration Group, the Operations Group and the General Counsel, with whom the Investment Committee may consult as and when needed.

2.	The Investment Committee may delegate decisions with respect to specific proxy issues to one of the Portfolio Managers who is most familiar with the issuer and its business.

3.
The Investment Committee may designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues designated by the Investment Committee for further review.

4.
The Investment Committee will designate the staff responsible for monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely.

5.	The Investment Committee shall determine, on a case-by-case basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

6.
Notwithstanding the foregoing, the Company may retain a service provider to administer this policy. Copies of the proxy materials received and a record reflecting how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to the Company promptly upon request.

Table of Contents - SAI

II.           PROXY VOTING PROCEDURES

All proxies received by the Company will be sent to the Investment Committee. The Investment Committee will:

1.	Keep a record of each proxy received.

2.	Determine which accounts managed by the Company hold the security to which the proxy relates.

3.
Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Company must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

4.
Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Company applies to the Non-Routine Items and Conflict of Interest Items.

Conflicts of Interest

a.
If the Company has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client’s account, the Company shall disclose to the client in writing the substance of the Company’s interest in the issue and shall seek from the client written direction on how such issue is to be voted.

b.
If the Company does not receive written direction from a client on how to vote on an issue on which the Company has a direct or indirect interest, the Company may resolve the conflict by voting client securities based upon the recommendations of the issuer’s management.

c.
This existence of an issue on which the Company has a direct or indirect issue shall not prevent the Company from voting on other issues on the same proxy on which the Company does not have a conflict of interest.

5.
Vote a Routine Item (with no corporate governance implications) according to the Company’s specific policy and, if applicable, vote the Non-Routine Item or Conflict of Interest Item according to the Company’s specific policy. The Investment Committee should vote these proxies by completing them and submitting them in a timely and appropriate manner.

6.	If no specific policy applies to a Non-Routine Item or Conflict of Interest Item, follow the general policy for voting of Non-Routine Items and Conflict of Interest Items.

7.
The Company may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Investment Committee shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

Table of Contents - SAI

III.           PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, the Company will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Company believes that voting proxies in accordance with the following policies is in the best interests of its clients.

1.	Specific Voting Policies

A.	Routine

•	The Company will generally vote FOR the election of directors (where no corporate governance issues are implicated).
•	The Company will generally vote FOR the selection of independent auditors.
•	The Company will generally vote FOR increases in or reclassification of common stock.
•	The Company will generally vote FOR management recommendations adding or amending indemnification provisions in charter or by-laws.
•	The Company will generally vote FOR changes in the board of directors.
•	The Company will generally vote FOR outside director compensation.

B.	Non-Routine and Conflict of Interest Items:

•	The Company will generally vote FOR management proposals for merger or reorganization if the transaction appears to offer fair value.
•	The Company will generally vote FOR measures intended to increase long-term stock ownership by executives.
•	The Company will generally vote AGAINST shareholder resolutions that consider non-financial impacts of mergers.
•	The Company will generally vote AGAINST anti-greenmail provisions.
•	The Company will generally vote AGAINST proposals to lower barriers to shareholder action.
•	The Company will generally vote AGAINST proposals to impose super-majority requirements.

2.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Investment Committee will engage the appropriate parties to determine how the proxies should be voted.

IV.           DISCLOSURE

1.
The Company will disclose in its Form ADV Part 2A that clients may contact the Chief Compliance Officer in order to obtain information on how the Company voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Investment Committee will prepare a written response that lists with respect to each voted proxy relating to the inquiry, (1) the name of the issuer; (2) the proposal voted upon; and (3) how the Company voted that client’s proxy.

Table of Contents - SAI

2.	A concise summary of these Proxy Voting Procedures and Policies will be included in the Company’s Form ADV Part 2A, and will be updated whenever these procedures and policies are updated.

V.	RECORDKEEPING

The Company will maintain files relating to the Company’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Company. Records of the following will be included in the files:

1.	Copies of the proxy voting procedures and policies, and any amendments thereto.

2.
A copy of each proxy statement that the Company receives, provided however that the Company may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

3.	A record of each vote that Company casts.

4.	A copy of any document Company created that was material to making a decision how to vote proxies, or that memorializes that decision.

5.
A copy of each written client request for information on how the Company voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Company voted its proxies.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Company has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

Table of Contents - SAI

PART C
(USFS Funds Trust)

OTHER INFORMATION

Item 28.  Exhibits

(a)	(i) Certificate of Trust – previously filed with the Trust’s Registration Statement on Form N-1A on September 19, 2012 and is incorporated herein by reference.

(ii) Agreement and Declaration of Trust – previously filed with the Trust’s Registration Statement on Form N-1A on September 19, 2012 and is incorporated herein by reference.

(b)	Bylaws – previously filed with the Trust’s Registration Statement on Form N-1A on September 19, 2012 and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None other than the Declaration of Trust and Bylaws.

(d)	Investment Advisory Agreement with Pennant Management, Inc. – filed herewith.

(e)	Distribution Agreement with Quasar Distributors, LLC – filed herewith.

(f)	Bonus or Profit Sharing Contracts – not applicable.

(g)	Custody Agreement with U.S. Bank National Association – filed herewith.

(h)	Other Material Contracts

(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC – filed herewith.

(ii)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC – filed herewith.

(iii)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC – filed herewith.

(iv)	Operating Expenses Limitation Agreement with Pennant Management, Inc. – filed herewith.

(i)	Opinion and Consent of Counsel – filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm

(i)	Consent of PricewaterhouseCoopers, LLP –filed herewith.

(ii)	Consent of Cohen Fund Audit Services, Ltd. – filed herewith.

(k)	Omitted Financial Statements – not applicable.

(l)	Initial Subscription Agreement – not applicable.

(m)	Rule 12b-1 Plan – not applicable.

(n)	Rule 18f-3 Plan – not applicable.

(o)	Reserved.

(p)	Codes of Ethics.

(i)	Registrant Code of Ethics –filed herewith.

(ii)	Adviser Code of Ethics –filed herewith.

(iii)	Distributor Code of Ethics – previously filed with the Trust’s Registration Statement on Form N-1A on December 4, 2012 and is incorporated herein by reference.

(q)	Powers of Attorney –filed herewith.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust and Article VI of the Registrant’s Bylaws. Article VII, Section 2 of the Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Registrant, nor for the act or omission of any other Trustee, and, subject to the provisions of the Registrant’s Bylaws, the Registrant out of its assets may indemnify and hold harmless each and every Trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Registrant; provided that nothing therein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Registrant or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article VI, Section 2 of the Bylaws provides generally that the Registrant shall indemnify any Trustee or officer of the Registrant who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Registrant) by reason of the fact that such person is or was a Trustee or officer of the Registrant, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Registrant, that his conduct was in the Registrant’s best interests; (b) in all other cases, that his conduct was at least not opposed to the Registrant’s best interests; and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Adviser.

Pennant Management, Inc. (“Pennant”) serves as the investment adviser to the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund. Pennant’s principal office is located at 11270 West Park Place, Suite 1025, Milwaukee, Wisconsin 53224. Pennant is an SEC-registered investment adviser under the Investment Advisers Act of 1940, as amended. Additional information about Pennant and its directors and executive officers is incorporated by reference to the Statement of Additional Information filed herewith and Part 1A of Pennant’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC.  The directors, officers and partners of Pennant have not been engaged with any other business, profession, vocation or employment of a substantial nature within the last two fiscal years for their own account or in the capacity of director, officer, employee, partner, or trustee, except as described herein.

Name and Position with Adviser	Name of Other Company	Position with Other Company
Mark A. Elste Chief Executive Officer and Director	U.S. Fiduciary Services, Inc. GreatBanc Trust Company Salem Trust Company USF Affiliate Services, Inc. Waretech, Inc. CIB Marine Bancshares, Inc. CIBM Bank	Senior Vice President, Chief Operating Officer and Director Director Director Director Director Director Director
Scott M. Conger Senior Vice President and Chief Compliance Officer	Director, Treasury Analysis Vice President and Assistant Treasurer	Stone Pillar Advisors, Ltd. Amcore Bank, N.A.
Michael Welgat Director	U.S. Fiduciary Services, Inc. GreatBanc Trust Company Salem Trust Company USF Affiliate Services, Inc. Waretech, Inc.	Chief Executive Officer, President and Director Director Director Director Director
Todd C. Johnson Chairman of the Board	U.S. Fiduciary Services, Inc.	Vice Chairman of the Board
Scott R. Harding President, Chief Operating Officer, Treasurer and Director	N/A	N/A

Item 32.  Principal Underwriter.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Intrepid Capital Management Funds Trust
Advisors Series Trust	IronBridge Funds, Inc.
Aegis Funds	Jacob Funds, Inc.
Aegis Value Fund, Inc.	Jacob Funds II
Allied Asset Advisors Funds	Jensen Portfolio, Inc.
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	Litman Gregory Funds Trust
Alpine Series Trust	LKCM Funds
Artio Global Investment Funds	LoCorr Investment Trust
Artio Select Opportunities Fund, Inc.	Lord Asset Management Trust
Barrett Opportunity Fund, Inc.	MainGate Trust
Brandes Investment Trust	Managed Portfolio Series
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brandywine Fund, Inc.	Merger Fund
Bridges Investment Fund, Inc.	Monetta Fund, Inc.
Brookfield Investment Funds	Monetta Trust
Brown Advisory Funds	Nicholas Family of Funds, Inc.

Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Cushing Funds Trust	PRIMECAP Odyssey Funds
DoubleLine Funds Trust	Professionally Managed Portfolios
Empiric Funds, Inc.	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.
Evermore Funds Trust	Purisima Funds
FactorShares Trust	Rainier Investment Management Mutual Funds
First American Funds, Inc.	RBC Funds Trust
First American Investment Funds, Inc.	SCS Financial Funds
First American Strategy Funds, Inc.	Stone Ridge Trust
Glenmede Fund, Inc.	Thompson IM Funds, Inc.
Glenmede Portfolios	TIFF Investment Program, Inc.
Greenspring Fund, Inc.	Trust for Professional Managers
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	USFS Funds Trust
Hennessy Funds Trust	Wall Street Fund, Inc.
Hennessy Funds, Inc.	Wexford Trust/PA
Hennessy Mutual Funds, Inc.	Wisconsin Capital Funds, Inc.
Hennessy SPARX Funds Trust	WY Funds
Hotchkis & Wiley Funds	YCG Funds

(b)           To the best of the Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)           Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Pennant Management, Inc. 11270 West Park Place Milwaukee, WI 53224
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee, WI 53202

Item 34.  Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 13th day of March, 2013.

USFS Funds Trust

By: /s/ Scott M. Conger
Scott M. Conger
Secretary and
Chief Compliance Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities as of the 13th day of March, 2013.

Signature	Title

/s/ Mark A. Elste Mark A. Elste*	Trustee, President and Principal Executive Officer
/s/ J. Clay Singleton J. Clay Singleton*	Trustee
/s/ Cornelius J. Lavelle Cornelius J. Lavelle*	Trustee
/s/ Walter J. Yurkanin Walter J. Yurkanin*	Treasurer, Principal Financial Officer and Principal Accounting Officer

*By: /s/ Scott M. Conger Scott M. Conger Attorney-in-Fact pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX

Exhibit Number	Description

(d)	Investment Advisory Agreement
(e)	Distribution Agreement
(g)	Custody Agreement
(h)(i)	Fund Administration Servicing Agreement
(h)(ii)	Transfer Agent Servicing Agreement
(h)(iii)	Fund Accounting Servicing Agreement
(h)(iv)	Operating Expenses Limitation Agreement
(i)	Opinion and Consent of Counsel
(j)(i)	Consent of PricewaterhouseCoopers, LLP
(j)(ii)	Consent of Cohen Fund Audit Services, Ltd.
(p)(i)	Registrant Code of Ethics
(p)(ii)	Adviser Code of Ethics
(q)	Powers of Attorney